                                                                   Exhibit 10.19

                                                            CONFORMED COPY



                          (Pound)156,457,500.00
                                      and
                        (Canadian)$139,608,700

                      REVOLVING CREDIT FACILITY AGREEMENT

                                    between

                  CAPITAL ONE FINANCE COMPANY CAPITAL ONE INC.
                             as original borrowers

                       CAPITAL ONE FINANCIAL CORPORATION
                             as original guarantor

                                BANK OF MONTREAL
                                      BZW
                              CHASE MANHATTAN plc
                            DEUTSCHE BANK AG LONDON
                                  as arrangers

                               BARCLAYS BANK PLC
                               as Facility Agent

                               BARCLAYS BANK PLC
                               as Sterling Agent

                                BANK OF MONTREAL
                            as Canadian Dollar Agent
                                      and
                                    OTHERS

                                Clifford Chance
                                    London

                                   CONTENTS

Clause                                                                 Page No.
                                    Part 1
                                INTERPRETATION

1. Interpretation............................................................1

                                    Part 2
                                THE FACILITIES

2. The Facilities...........................................................20
3. Purpose..................................................................22
4. Conditions Precedent.....................................................22
5. Nature of Banks' Obligations.............................................22

                                    Part 3
                   UTILISATION OF FACILITY A AND FACILITY B

6. Utilisation of Facility A and Facility B.................................23

                                    Part 4
                                     BILLS

7.  Acceptance of Bills by the Canadian Dollar Agent........................28
8.  Bills...................................................................28
9.  Payment on Maturity of Bills............................................29
10. Commission on Bills.....................................................30
11. Canadian Dollar Agent's Responsibility in respect of Bills..............31

                                    Part 5
                                 THE ADVANCES

12. Making of Advances under Facility A and Facility B......................32
13. Payment of Interest.....................................................32
14. Calculation of Interest.................................................32
15. Repayment of Advances...................................................33

                                    Part 6
                                 CANCELLATION

16. Cancellation............................................................34
17. Prepayment..............................................................34

                                    Part 7
                           CHANGES IN CIRCUMSTANCES

18. Taxes...................................................................35
19. Tax Receipts............................................................37
20. Tax Undertaking by Banks and Tax Refunds................................38
21. Increased Costs.........................................................38
22. Illegality..............................................................40
23. Market Disruption.......................................................41
24. Mitigation..............................................................42

                                    Part 8
               REPRESENTATIONS, COVENANTS AND EVENTS OF DEFAULT

25. Representations.........................................................44
26. Financial Information...................................................47
27. Financial Condition.....................................................48
28. Covenants...............................................................53
29. Events of Default.......................................................54

                                    Part 9
                        DEFAULT INTEREST AND INDEMNITY

30. Default Interest and Indemnity..........................................58

                                    Part 10
                                   PAYMENTS

31. Currency of Account and Payment.........................................61
32. Payments................................................................62
33. Set-Off.................................................................64
34. Redistribution of Payments..............................................65

                                    Part 11
                           FEES, COSTS AND EXPENSES

35. Fees....................................................................68
36. Costs and Expenses......................................................69

                                    Part 12
                               AGENCY PROVISIONS

37. The Facility Agent, the Sterling Agent, the Canadian Dollar Agent,
      the Arrangers and the Banks...........................................71

                                    Part 13
                          ASSIGNMENT'S AND TRANSFERS

38. Benefit of Agreement....................................................76
39. Assignments and Transfers by the Obligors...............................76
40. Assignments and Transfers by Banks......................................76
41. Disclosure of Information...............................................78

                                    Part 14
                                 MISCELLANEOUS

42. Acceding Borrowers and Transferee Borrowers.............................79
43. Calculations and Evidence of Debt.......................................80
44. Amendments and Waivers..................................................82
45. Remedies and Waivers....................................................83
46. Partial Invalidity......................................................84
47. Notices.................................................................84
48. Counterparts............................................................84
49. European Monetary Union.................................................85

                                    Part 15
                             LAW AND JURISDICTION

50. Law.....................................................................88
51. Jurisdiction............................................................88

THIS AGREEMENT is made the 29th day of August 1997

BETWEEN

(1) CAPITAL ONE FINANCE COMPANY ("COFC") and CAPITAL ONE INC. ("COI") (together the "Original Borrowers");

(2)  CAPITAL ONE FINANCIAL CORPORATION as guarantor (the "Original Guarantor");

(3) BANK OF MONTREAL, BZW, CHASE MANHATTAN plc and DEUTSCHE BANK AG LONDON (the "Arrangers");

(4)  BARCLAYS BANK PLC (the "Facility Agent");

(5)  BARCLAYS BANK PLC (the "Sterling Agent");

(6)  BANK OF MONTREAL (the "Canadian Dollar Agent"); and

(7) THE FINANCIAL INSTITUTIONS named in Part I and/or Part 2 of the First Schedule (the "Banks").

NOW IT IS HEREBY AGREED as follows:

                                     Part 1

                                 INTERPRETATION

1.   Interpretation

1.1  Definitions In this Agreement:

"Acceding Bank" has the meaning ascribed to such term in Clause 6.12 (Increase of Commitments);

"Acceding Borrower" means any company carrying on business in England and Wales or, as the case may be, Canada which has executed and delivered a Borrower Accession Memorandum pursuant to Clause 42 (Acceding Borrowers);

"Acceding Guarantor" means any company which has executed and delivered a New Guarantee;

"Advance" means, save as otherwise provided herein, any Tranche A Advance or Tranche B Advance made or to be made pursuant to the terms hereof;

"Affected Bank" has the meaning ascribed to such term in Clause 2.3 (Transfers of Part of Total A1 Commitments);

"Affiliate" means any person which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another person or any Subsidiary of such other person. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities or by contract or otherwise;

"Agents" means the Facility Agent, the Sterling Agent and the Canadian Dollar Agent (and "Agent" means any of them);

"Associated Costs Rate" means, in relation to any Tranche A Advance or unpaid sum denominated in sterling, the rate determined in accordance with the Sixth Schedule (Associated Costs Rate);

"Available Tranche A Commitment" means, in relation to a Tranche A Bank at any time and save as otherwise provided herein, its Tranche A Commitment less its share of the Outstandings in respect of Facility A at such time, and in the case of a proposed Tranche A Utilisation only, adjusted to take into account:

     (i) any reduction in the Tranche A Commitment of a Tranche A Bank which will occur prior to the commencement of the Term relating to the proposed Tranche A Utilisation consequent upon a cancellation of the whole or any part of the Tranche A Commitment of such Tranche A Bank pursuant to the terms hereof,

     (ii) the Sterling Amount of any Tranche A Advance to be made pursuant to any other Tranche A Utilisation, which such Tranche A Bank is then obliged to make on or before the proposed Utilisation Date relating to such proposed Tranche A Utilisation; and

     (iii) the Sterling Amount of any Tranche A Advance which was made by such Tranche A Bank pursuant hereto and which is due to be repaid on or before the proposed Utilisation Date relating to such Tranche A Utilisation;

"Available Tranche B Commitment" means, in relation to a Tranche B Bank at any time and save as otherwise provided herein, its Tranche B Commitment less its share of the Outstandings in respect of Facility B at such time and in the case of a proposed Tranche B Utilisation only, adjusted to take into account:

     (i) any reduction in the Tranche B Commitment of a Tranche B Bank which will occur prior to the commencement of the Term or Tenor relating to the proposed Tranche B Utilisation consequent upon a cancellation of the whole or any part of the Tranche B Commitment of such Tranche B Bank pursuant to the terms hereof;

     (ii) the Canadian Dollar Amount of any Tranche B Advance to be made and any Bill to be accepted by the Canadian Dollar Agent, pursuant to any other Tranche B Utilisation, which such Tranche B Bank is then obliged to make, or as the case may be, reimburse the Canadian Dollar Agent in respect of under Clause 9 (Payment on Maturity of Bills) on or before the proposed Utilisation Date relating to such proposed Tranche B Utilisation; and

     (iii) the Canadian Dollar Amount of any Tranche B Advance and any Bill which was made or accepted (or, as the case may be, in respect of which such Tranche B Bank is obliged to reimburse the Canadian Dollar Agent) and which is due to be repaid (or, as the case may be, mature) on or before the proposed Utilisation Date relating to such Tranche B Utilisation;



"Available Tranche A Facility" means, at any time, the aggregate amount of the Available Tranche A Commitments;

"Available Tranche B Facility" means at any time, the aggregate amount of the Available Tranche B Commitments;

"Beneficiaries" means the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the Banks and "Beneficiary" means any one of them;

"Bill" means a Canadian Dollar draft or bill of exchange drawn by a Borrower and accepted or to be accepted by the Canadian Dollar Agent under Facility B;

"Borrower Accession Memorandum" means a memorandum to be delivered pursuant to Clause 42 (Acceding Borrowers) by the Borrowers to the Facility Agent substantially in the form set out in Part I of the Seventh Schedule (Form of Borrower Accession Memorandum and Borrower Transfer Certificate);

"Borrowers" means each of the Original Borrowers, any Acceding Borrower and any Borrower Transferee but excluding any Borrower Transferor to the extent it has assigned and transferred any of its rights and obligations to a Borrower Transferee in accordance with Clause 42.5 (Transfers by Borrowers) and "Borrower" means any one of them;

"Borrower Transfer Certificate" means a certificate substantially in the form set out in Part II of the Seventh Schedule (Form of Borrower Accession Memorandum and Borrower Transfer Certificate) signed by a Borrower and a Borrower Transferee whereby:

     (i) such Borrower seeks to procure the transfer to such Borrower Transferee of all or a part of such Borrower's rights and obligations hereunder upon and subject to the terms and conditions set out in Clause 42 (Acceding Borrowers); and

     (ii) such Borrower Transferee undertakes to perform the obligations it will assume as a result of delivery of such certificate to the Facility Agent as is contemplated in Clause 42.5 (Transfers by Borrowers);

"Borrower Transferee" means a Subsidiary of the Original Guarantor to which a Borrower seeks to transfer or, as the case may be, has transferred all or part of such Borrower's rights and obligations hereunder;

"Borrower Transferor" means a Borrower that has transferred and assigned any of its rights and obligations in accordance with Clause 42.5 (Transfers by Borrowers);

"Canadian Dollar Amount" means:

     (i) in relation to any proposed Tranche B Advance, made or to be made on any Utilisation Date, the principal Canadian Dollar amount thereof; and

     (ii) in relation to any Bill under Facility B, the face amount of such Bill,

and the Canadian Dollar Amount of any Utilisation Request issued under Facility B shall be determined accordingly;

"Canadian Dollar Bankers' Acceptance Discount Rate" means, in respect of any Bills and any date, the average of the rates notified to the Canadian Dollar Agent by each of the Canadian Reference Banks as being the rate at which it is offering at or about 10.00 a.m. (Toronto time) on such date to purchase a Bill with an equivalent amount and tenor to the face amount and Tenor of the Bills to be accepted on such date;

"Canadian Prime Rate" means, in relation to any Tranche B Advance or unpaid sum denominated in Canadian Dollars and any date, the higher of (i) the rate announced from time to time by the Canadian Dollar Agent as its reference prime lending rate on such date for Canadian Dollar denominated commercial loans made in Canada and in force on such date and (ii) the Canadian Dollar Bankers' Acceptance Discount Rate on such date in respect of a Bill with a Tenor of a period of 30 days plus 0.75 per cent;

"Canadian Qualified Lender" shall have the meaning ascribed to it in Clause 18.1 (Tax Gross-Up);

"Canadian Reference Banks" means the principal Toronto offices of Bank of Montreal and Deutsche Bank Canada;

"Commitment" means, in relation to a Bank at any time and save as otherwise provided herein its Tranche A Commitment and its Tranche B Commitment;

"Commitment Increase Date" has the meaning ascribed to such term in Clause 6.13 (Increase Effective);

"Commitment Increase Letter" means a letter substantially in the form set out in the Eleventh Schedule (Form of Commitment Increase Letter);

"Compliance Certificate" means a certificate demonstrating compliance with the covenants set forth in Clause 27 (Financial Condition) as of the date specified in such certificate, substantially in the form set out in the Ninth Schedule (Form of Compliance Certificate);

"Event of Default" means any of those events specified in Clause 29 (Events of Default);

"Facility" means each of Facility A and Facility B granted to the Borrowers in this Agreement;

"Facility A" means the sterling revolving cash advance facility granted to the Tranche A Borrowers hereunder;

"Facility B" means the Canadian Dollar revolving cash advance and acceptance credit facility granted to the Tranche B Borrowers hereunder;

"Facility Office" means, in respect of Facility A and any Tranche A Bank, the office in the United Kingdom identified with the relevant Tranche A Bank's signature below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) or such other office in the United Kingdom as it may from time to time notify to the Facility Agent and the Sterling Agent, and in relation to Facility B and any Tranche B Bank, the office in Canada identified with the relevant Tranche B Bank's signature below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) or such other office in Canada as it may from time to time notify to the Facility Agent and the Canadian Dollar Agent;

"Final Maturity Date" means, the day which is thirty-six months after the date hereof or such later day, if any, as may be agreed in accordance with the provisions of Clause 6. 10 (Optional Increase of Final Maturity Date) Provided that if the Final Maturity Date determined as aforesaid would fall on a day which is not a business day, it shall be the immediately following business day which is a business day in London and a business day in Toronto;

"Finance Documents" means each of this Agreement, the Guarantee, the Bills, any Borrower Accession Memorandum, any New Guarantee, any fee letter entered into by any Obligor pursuant to any of the terms hereof or thereof, any Compliance Certificate, any notice delivered in connection herewith or therewith and any other agreement or document designated as such by the Facility Agent and the Original Guarantor;

"Group" means, at any time, the Original Guarantor and each of its Subsidiaries at such time;

"Guarantee" means the guarantee of even date herewith to be given by the Original Guarantor in favour of the Beneficiaries in substantially the form set out in the Twelfth Schedule (Form of Guarantee);

"Guarantors" means each of the Original Guarantor and any Acceding Guarantor and "Guarantor" means any one of them;

"Information Memorandum" means the document concerning the Original Obligors which, was prepared in relation to this transaction and distributed by the Arrangers to selected banks during July 1997;

"Instructing Group" means:

     (i) whilst no Advances or Bills are outstanding hereunder, a group of Banks for whom the aggregate of their Tranche A Commitments and the Sterling Amount (on the date of the request to the Banks) of the aggregate of their Tranche B Commitments amount (or, if each Bank's Commitment has been reduced to zero, did immediately before such reduction to zero, amount) in aggregate to more than sixty six and two-thirds per cent. of the aggregate of the Tranche A Commitments and the Sterling Amount (on the date of the request to the Banks) of the aggregate of the Tranche B Commitments; and

     (ii) whilst at least one Advance or Bill is outstanding hereunder, a group of Banks to whom in aggregate more than sixty six and two-thirds per cent. of the Outstandings is owed;

"LIBOR" means, in relation to any amount owed by an Obligor hereunder on which interest for a given period is to accrue, the rate per annum equal to the offered quotation which appears on the relevant page (as defined in Clause 1.7 (Screen Rates)) for such period at or about 11.00 a.m. on the Quotation Date for such period;

"Margin" means, at any time, the rate set out in the table below under the heading which sets out the Relevant Ratings at such time of the Original Guarantor, any Acceding Guarantors and the relevant Borrower to which any Tranche A Advance in relation to which such margin is being calculated is being or has been made:

===================================================================

Relevant Ratings      A-    BBB+  BBB   BBB-  BB+    Less-than BB+
                      and   and   and   and   and    and
                      A3    Baa1  Baa2  Baa3  Ba1    Ba1
-------------------------------------------------------------------
Margin (per           0.25  0.30  0.35  0.40  0.575  1.10
cent. per annum)
===================================================================

"Material Adverse Effect" means with respect to an Obligor, a material adverse effect on (a) the property, business, operations, financial condition, prospects or capitalisation of such Obligor and its Subsidiaries taken as a whole, (b) the ability of such Obligor to perform its obligations under the Finance Documents to which it is a party, (c) the validity or enforceability of the obligations of such Obligor under the Finance Documents to which it is a party, (d) the rights and remedies of the Beneficiaries against such Obligor or (e) the timely payment of the principal of or interest on or in connection with any Advance or Bill or other amounts payable by such Obligor in connection therewith;

"Maturity Date" means, in relation to any Bill, the last day of the Tenor thereof;

"New Guarantee" means a guarantee to be given by any Acceding Guarantor in favour of the Beneficiaries in the agreed form;

"Obligors" means, at any time, the Borrowers and the Guarantors at such time;

"Original Financial Statements" means:

     (i) in relation to the Original Guarantor, its audited consolidated financial statements for its financial year ended 31 December 1996 together with its consolidated management accounts for its financial period ended 30 June 1997;

     (ii) in relation to COFC, a statement of such financial information concerning COFC included in the consolidated financial statements for the year ended 31 December 1996 supplied pursuant to paragraph (i) so certified by an officer of the Original Guarantor together with its consolidated management accounts for its financial period ended 30 June 1997;

     (iii) in relation to COI, a statement of such financial information concerning COI included in the consolidated financial statements for the year ended 31 December 1996 supplied pursuant to paragraph (i) so certified by an officer of the Original Guarantor together with its consolidated management accounts for its financial period ended 30 June 1997;

     (iv) in relation to any Acceding Borrower, its consolidated management accounts delivered pursuant to the requirement set out in the Eighth Schedule (Documents to Accompany Borrower Accession Memorandum and Borrower Transfer Certificate); and

     (v) in relation to any Acceding Guarantor, its audited financial statements delivered pursuant to the requirement set out in the Schedule to the Guarantee;

"Original Obligors" means the Original Guarantor and the Original Borrowers;

"Outstandings" means the total of:

     (i) in relation to Facility A, at any time, the aggregate of each outstanding Tranche A Advance at such time; and

     (ii)  in relation to Facility B, at any time, the aggregate:

           (a)  each outstanding Tranche B Advance; and

           (b) each outstanding Bill accepted by the Canadian Dollar Agent under Facility B;

"Permitted Disposal" means any of the following:-

     (i) the merger or consolidation of any Subsidiary of any Obligor with or into, or the transfer by such Subsidiary of all or substantially all of its business or property to (x) such Obligor if such Obligor is the continuing, surviving or transferee corporation or (y) any other Subsidiary of such Obligor;

     (ii) the conveyance, sale, lease, transfer or other disposal by any Obligor of, by one or more transactions or series of transactions (whether related or not), all or substantially all its revenues or its assets other than any Managed Receivables (as defined in Clause 27 (Financial Condition);

     (iii) the merger or consolidation of any Obligor with or into, or the transfer by such Obligor (other than the Original Guarantor) of all or substantially all of its business or property to any other Obligor;

     (iv) the merger or consolidation of any Subsidiary of any Obligor with or into, or the transfer by any such person of all or substantially all of its business or property to any other person so long as (x) the continuing, surviving or transferee corporation is a Subsidiary of such Obligor and (y) no Event of Default has occurred and is continuing immediately prior to such merger, consolidation or transfer or would result therefrom; and

     (v) the sale by any Obligor or any of its Subsidiaries of credit card loans and other finance receivables pursuant to securitisations;

"Permitted Encumbrances" means:

     (i) any encumbrance existing on any property of any corporation at the time such corporation becomes a Subsidiary of a Borrower and not created in contemplation of such event;

     (ii) any encumbrance on any property securing indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property, provided that such encumbrance attaches to such property concurrently with or within 90 days after the acquisition thereof;

     (iii) any encumbrance on any property of any corporation existing at the time such corporation is merged or consolidated with or into the Original Guarantor or any of its Subsidiaries and not created in contemplation of such event;

     (iv) any encumbrance existing on any property prior to the acquisition thereof by the Original Guarantor or any of its Subsidiaries and not created in contemplation of such acquisition-,

     (v) any encumbrance arising out of the refinancing, extension, renewal or refunding of any indebtedness secured by any encumbrance permitted by paragraphs (i), (ii), (iii) or (iv) above provided that such indebtedness is not increased and is not secured by any additional property;

     (vi) encumbrances for taxes not yet due or encumbrances for taxes being contested in good faith by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the relevant Borrower) have been established;

     (vii) encumbrances in respect of property of the Original Guarantor or any of its Subsidiaries imposed by law:

            (a) which are incurred in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such property or materially impair the use thereof in the operation of the business of the Original Guarantor or any of its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject to such encumbrance; or

            (b) which do not relate to material liabilities of the Original Guarantor and its Subsidiaries and do not in the aggregate materially detract from the value of the property of the Original Guarantor and its Subsidiaries taken as a whole; provided that no encumbrance permitted under this paragraph
                 (vii) may secure any obligation in an amount exceeding $10,000,000;

     (viii) encumbrances arising in the ordinary course of business in connection with securitisations of credit cards and other finance receivables by the Original Guarantor or any of its Subsidiaries;

     (ix) encumbrances on cash and readily marketable securities securing obligations in respect of swap agreements in an amount not to exceed the (a) net mark to market exposure of the counterparty thereunder (subject to customary minimum transfer thresholds and periodic valuations) plus (b) any additional amounts requested by counterparties in accordance with their general internal credit guidelines or policies with respect to particular types of swap agreements; and

     (x) encumbrances on property of a Borrower and its Subsidiaries not otherwise permitted by the above paragraphs (i) to (ix) securing indebtedness of such Borrower or any of its Subsidiaries in an aggregate principal or face amount not to exceed 10% of Tangible Net Worth with respect to such Borrower;

"Permitted Transfer Amount" means:

     (a)    with respect to the Tranche A1 Banks and any transfer under Clause
            2.3 (Transfers of Part of Total A1 Commitments) an amount such that the Total A1

            Commitments shall not, at the effective time of the relevant transfer, be reduced to less than the original Total A1 Commitments as at the date hereof less (Pounds)34,573,600.00; and

     (b)    with respect to the Tranche B1 Banks and any transfer under Clause
            2.7 (Transfers of Part of Total B1 Commitments) an amount such that the Total B1 Commitments shall not, at the effective time of the relevant transfer, be reduced to less than the original Total B1 Commitments as at the date hereof less C$76,910,200.00;

"Potential Event of Default" means any event that with notice or lapse of time or both would become an Event of Default;

"Proportion" means, in relation to a Bank:

     (i) whilst no Advances or Bills are outstanding hereunder, the proportion borne by the Sterling Amount of its Commitment to the Sterling Amount of Total Commitments (or, if the Total Commitments are then zero, by its Commitment to the Total Commitments immediately prior to their reduction to zero); or

     (ii) whilst at least one Advance or Bill is outstanding hereunder, the proportion borne by its share of the Outstandings to the Outstandings;

"Quotation Date" means, in relation to any period for which an interest rate is to be determined under Facility A, the day on which quotations would ordinarily be given by prime banks in the London Interbank Market for deposits in sterling for delivery on the first day of that period Provided that, if, for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates;

"Reference Banks" means the principal London offices of Bank of Montreal, Barclays Bank PLC, The Chase Manhattan Bank and Deutsche Bank AG London or such other bank or banks as may from time to time be agreed between the Original Guarantor and the Facility Agent;

"Relevant Ratings" means, in relation to any relevant group of Obligors and in relation to any table set out in this Agreement for the calculation of commitment commission, Margin or Stamping Fee Rate, the highest combined rating of any Obligor in such group by Standard & Poor's Rating Services and Moody's Investors Service, Inc. provided that where one of the ratings making up such highest combined rating corresponds to a rating in one of the headings in the relevant table but the other rating is lower than the second rating in such heading, the Relevant Ratings shall be the ratings in the heading of the next column of such table where such second rating is listed and for the avoidance of doubt a "relevant group of Obligors" shall mean the group of Obligors specified in the relevant definition or provision in respect of which the Relevant Ratings are being ascertained;

"Repayment Date" means, in relation to any Advance, the last day of the Term thereof or, if such day is not a business day, the next business day following;

"Requested Amount" means, in relation to any Utilisation Request, the aggregate principal amount of the Advance(s) or, as the case may be, the aggregate face amount of the Bill(s) therein requested;

"Schedule I Bank" means a banking entity which is named in Schedule I of the Bank Act (Canada) S.C. 1991 C. 46, as such schedule may be amended from time to time;

"Schedule II Bank" means a Canadian Subsidiary of a non-resident banking entity, which Subsidiary is named in Schedule II of the Bank Act (Canada) S.C. 1991 C.46, as such schedule may be amended from time to time;

"Stamping Fee Rate" means, at any time, the rate set out in the table below under the heading which sets out the Relevant Ratings at such time of the Original Guarantor, any Acceding Guarantors and the relevant Borrower which has drawn the Bill(s) in relation to which such stamping fee is being calculated:


================================================================================
Relevant Ratings       A-     BBB+     BBB     BBB-     BB+     less than BB+
                      and     and      and     and      and          and
                       A3     Baa1     Baa2    Baa3     Ba1          Ba1
--------------------------------------------------------------------------------
Stamping (per         0.25    0.30     0.35    0.40     0.575        1.10
cent. per annum)
================================================================================

"Sterling Amount" means:

     (i) at any time, in relation to any Tranche B Commitment, the sterling equivalent of the Canadian Dollar amount of such Tranche B Commitment at such time;

     (ii) in relation to any Tranche A Advance, the principal amount thereof at the date of the Utilisation Request in respect of such Advance;

     (iii) at any time, in relation to any Tranche B Advance, the sterling equivalent of the Canadian Dollar principal amount of such Advance at such time; and

     (iv) at any time, in relation to any Bill accepted by the Canadian Dollar Agent under Facility B, the sterling equivalent of the Canadian Dollar face amount of such Bill at such time,

and the Sterling Amount of a Requested Amount shall be determined accordingly;

"Subsidiary" of any corporation (the "Parent") means any other corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such other corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Parent or by the Parent and/or one or more Subsidiaries of the Parent, and shall include any corporation that is a direct or indirect Subsidiary of any such first mentioned Subsidiary;

"Tenor" means, in relation to any Bill, the period from the Utilisation Date on which it is accepted until its maturity as specified in the Utilisation Request relating thereto;

"Term" means in relation to any Advance, the period for which such Advance is borrowed as specified in the Utilisation Request relating thereto;

"Termination Date" means the day falling one month prior to the Final Maturity Date;

"Total A Commitments" means the aggregate for the time being of the Commitments of the Tranche A Banks;

"Total A1 Commitments" means the aggregate for the time being of the Commitments of the Tranche A1 Banks;

"Total B Commitments" means the aggregate for the time being of the Commitments of the Tranche B Banks;

"Total B1 Commitments" means the aggregate for the time being of the Commitments of the Tranche B1 Banks;

"Total Commitments" means the aggregate for the time being of the Total A Commitments and the Total B Commitments;

"Tranche A Advance" means, save as otherwise provided herein, a cash advance made or to be made by the Tranche A Banks under Facility A;

"Tranche A Bank" means each Tranche A1 Bank and each Tranche A2 Bank;

"Tranche A Borrower" means initially COFC and any Acceding Borrower and Borrower Transferee to Facility A but excluding any Borrower Transferor to Facility A which has assigned and transferred all of its rights and obligations in respect of Facility A in accordance with Clause 42.5 (Transfer by Borrowers);

"Tranche A1 Bank" means a Bank whose name is set out in part A of Part I and part A of Part 2 of the First Schedule (The Banks) or whose name is set out in part A of Part 1 and is an Affiliate of a Bank whose name is set out in part A of Part 2 of the First Schedule (The Banks) and whose Tranche A Commitment and Tranche B Commitment have not been cancelled or reduced to zero pursuant to the provisions of this Agreement and any bank or other financial institution which becomes a "Tranche A1 Bank" party to this Agreement pursuant to the terms hereof;

"Tranche A2 Bank" means a Bank whose name is set out in part B of Part 1 of the First Schedule (The Banks) but not in Part A of Part 1 of the First Schedule (The Banks) and whose Tranche A Commitment has not been cancelled or reduced to zero pursuant to the provisions of this Agreement and any bank or other financial institution which becomes a "Tranche A2 Bank" party to this Agreement pursuant to the terms hereof;

"Tranche A Commitment" means, in relation to a Bank at any time and save as otherwise provided herein, the aggregate of the amounts set opposite its name in part A and part B of Part I of the First Schedule (The Banks) under the heading "Tranche A Banks";

"Tranche A1 Commitment" means, in relation to a Tranche A1 Bank, the Tranche A Commitment in respect of such Tranche A1 Bank;

"Tranche A Utilisation" means a utilisation of Facility A hereunder;

"Tranche B Advance" means, save as otherwise provided herein, an advance in Canadian Dollars, bearing interest based on the Canadian Prime Rate made or to be made by the Tranche B Banks under Facility B including deemed Tranche B Advances as provided for in Clause 9.3 (Deemed Requests for Advances);

"Tranche B Bank" means each Tranche B1 Bank and each Tranche B2 Bank;

"Tranche B1 Bank" means a Bank whose name is set out in part A of Part 2 and part A of Part I of the First Schedule (The Banks) or whose name is set out in part A of Part 2 and is an Affiliate of a Bank whose name is set out in part A of Part 1 of the First Schedule (The Banks) and whose Tranche B Commitment and Tranche A Commitment have not been cancelled or reduced to zero pursuant to the provisions of this Agreement and any bank or other financial institution which becomes a "Tranche B1 Bank" party to this Agreement pursuant to the terms hereof;

"Tranche B2 Bank" means a Bank whose name is set out in part B of Part 2 of the First Schedule (The Banks) but not in part A of Part 2 of the First Schedule (The Banks) and whose Tranche B Commitment has not been cancelled or reduced to zero pursuant to the provisions of this Agreement and any bank or other financial institution which becomes a "Tranche B2

Bank" party to this Agreement pursuant to the terms hereof;

"Tranche B Borrower" means initially COI and any Acceding Borrower and Borrower Transferee to Facility B but excluding any Borrower Transferor to Facility B which has assigned and transferred all of its rights and obligations in respect of Facility B in accordance with Clause 42.5 (Transfers by Borrowers);

"Tranche B Commitment" means, in relation to a Bank at any time and save as otherwise provided herein, the aggregate of the amounts set opposite its name in part A and part B of Part 2 of the First Schedule (The Banks) under the heading "Tranche B Banks";

"Tranche B1 Commitment" means, in relation to a Tranche B1 Bank, the Tranche B Commitment in respect of such Tranche B1 Bank;

"Tranche B Utilisation" means a utilisation of Facility B hereunder;

"Transfer Certificate" means a certificate substantially in the form set out in the Second Schedule (Form of Transfer Certificate) signed by a Bank and a Transferee whereby:

     (i) such Bank seeks to procure the transfer to such Transferee of all or a part of such Bank's rights and obligations hereunder upon and subject to the terms and conditions set out in Clause 40 (Assignments and Transfers by Banks); and

     (ii) such Transferee undertakes to perform the obligations it will assume as a result of delivery of such certificate to the Facility Agent as is contemplated in Clause 40.3 (Transfers by Banks);

"Transfer Date" means, in relation to any Transfer Certificate, the date for the making of the transfer as specified in the schedule to such Transfer Certificate;

"Transferee" means a bank or other financial institution to which a Bank seeks to transfer or, as the case may be, has transferred all or part of such Bank's rights and obligations hereunder;

"UK Qualifying Lender" shall have the meaning ascribed to it in Clause 18.1 (Tax Gross-Up);

"Utilisation" means a utilisation of either Facility hereunder;

"Utilisation Date" means the date of a Tranche A Utilisation or a Tranche B Utilisation, being the date on which the Advances in respect thereof are to be made or the Bills in respect thereof are to be accepted; and

"Utilisation Request" means a notice given to the relevant Agent pursuant to Clause 6.1 (Delivery of a Utilisation Request) in the form set out in the Fourth Schedule (Utilisation Request).

1.2  Interpretation. Any reference in this Agreement to:

any "Agent" or any "Bank" shall be construed so as to include its and any subsequent successors, permitted Transferees and permitted assigns in accordance with their respective interests;

a document is in an "agreed form" when it has been initialled by or on behalf of the Original Borrowers, the Original Guarantor and the Facility Agent;

a "business day" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are generally open for business in London in relation to Facility A or in Toronto in relation to Facility B and in each case a day on which banks are generally open for business in the commonwealth of Virginia, United States of America;

"BZW" is a reference to BZW - the investment banking division of Barclays Bank PLC;

a "Clause" shall, subject to any contrary indication, be construed as a reference to a clause hereof;

an "encumbrance" shall be construed as a reference to a mortgage, charge, pledge, hypothecation, security interest, lien or other encumbrance securing any obligation of any person or any other type of preferential arrangement (including, without limitation, title transfer and retention arrangements) having the effect of creating a security interest;

the "equivalent" on any given date in one currency (the "first currency") of an amount denominated in another currency (the "second currency") is a reference to the amount of the first currency which could be purchased with the amount of the second currency at the spot rate of exchange quoted by the relevant Agent at or about 9.15 a.m. on such date for the purchase of the first currency with the second currency;

"financial indebtedness" shall be construed, with respect to any person, as a reference to any indebtedness of such person for or in respect of:

     (i) obligations created, issued or incurred by such person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such person);

     (ii) obligations of such person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered;

     (iii) indebtedness of others secured by an encumbrance on the property of such person, whether or not the respective indebtedness so secured has been assumed by such person;

     (iv) non-contingent obligations of such person (and, for the purposes of the definition of "Permitted Encumbrance" and Clause 29.2 (Cross Default), all contingent obligations of such person) in respect of letters of credit, bankers' acceptances or similar instruments issued or accepted by banks and other financial institutions for account of such person;

     (v) capital lease obligations of such person (being all obligations of such person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such person under GAAP (as defined in Clause 27.3 (Definition of Financial Terms) or in any similar or equivalent manner under the relevant generally accepted accounting principles applicable to the preparation of such person's financial statements if these are other than GAAP) and, for the purposes of this Agreement, the amount of such obligations shall be the capitalised amount thereof, determined in accordance with GAAP (as so defined); and

     (vi)     financial indebtedness of others guaranteed by such person;

a "holding company" of a person shall be construed as a reference to any person of which the first-mentioned person is a Subsidiary;

"indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next succeeding business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the immediately preceding business day Provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "months" shall be construed accordingly);

a "Part" shall, subject to any contrary indication, be construed as a reference to a part hereof;

a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or province or agency of a state or province or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

a "Schedule" shall, subject to any contrary indication, be construed as a reference to a schedule hereto;

"tax" shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

"VAT" shall be construed as a reference to value added tax under English law, any goods and services tax under Canadian law and any other similar tax under any other jurisdiction, including, in each case, similar tax which may be imposed in place thereof from time to time;

a "wholly-owned subsidiary" of a person shall be construed as a reference to any person which has no other members or shareholders except that other person and that other person's wholly-owned Subsidiaries or persons acting on behalf of that other person or its wholly-owned Subsidiaries; and

the "winding-up", "dissolution" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including, without limitation, being subject to or the seeking of liquidation, bankruptcy, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors or compromise, arrangement or proposals with creditors.

1.3 Currency ("Pound") and "sterling" denote the lawful currency of the United Kingdom from time to time; "C$" and "Canadian Dollars" denote the lawful currency of Canada from time to time; "US$" and "$" denotes the lawful currency of the United States of America from time to time.

1.4 References save where the contrary is indicated, any reference in this Agreement to:

     (i) this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, restated, varied, novated or supplemented;

     (ii) a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted;

     (iii)    a time of day shall be construed as a reference to London time;
              and

     (iv) a person, shall mean that person's successor, permitted transferee or assignee.

1.5 Headings Clause, Part and Schedule headings are for ease of reference only.

1.6 Timetables There are set out in the Fifth Schedule (Timetables) timetables of certain of the procedures provided for in this Agreement. For the purpose of construction, any reference herein to a specified time shall be construed as a reference to the relevant time set forth in the relevant timetable.

1.7  Screen Rates  For the purposes of the definition of "LIBOR":

     (a) "relevant page" means page "3750" of the Telerate screen which displays an average British Bankers Association Interest Settlement Rate for sterling (or, if such page or such service shall cease to be available, such other page or such other service (as the case may be) for the purpose of displaying an average British Bankers Association Interest Settlement Rate for sterling as the Sterling Agent, after consultation with the Banks and the Original Guarantor, shall select); or

     (b) if no quotation for sterling and the relevant period is displayed and the Sterling Agent has not selected an alternative service on which a quotation is displayed, "LIBOR" shall mean the arithmetic mean (rounded upwards, if not already such a multiple, to the nearest whole multiple of one-sixteenth of one per cent.) of the rates (as notified to the Sterling Agent) at which each of the Reference Banks was offering to prime banks in the London Interbank Market deposits in sterling and for such period at or about 11.00 a.m. on the Quotation Date for such period.

                                     Part 2

                                 THE FACILITIES

2.   The Facilities

2.1 Grant of Facility A The Tranche A Banks grant to the Tranche A Borrowers upon the terms and subject to the conditions hereof, a sterling revolving cash advance facility, in a total aggregate amount of (Pounds)156,457,500.00 of which; (Pounds)42,465,300 shall be made available by the Tranche A1 Banks and (Pounds)113,992,200.00 shall be made available by the Tranche A2 Banks.

2.2 Grant of Facility B The Tranche B Banks grant to the Tranche B Borrowers upon the terms and subject to the conditions hereof, a Canadian Dollar revolving cash advance and acceptance credit facility, in a total aggregate amount of C$139,608,700.00 of which C$76,910,200.00 shall be made available by the Tranche BI Banks and C$62,698,500.00 shall be made available by the Tranche B2 Banks.

2.3 Transfers of Part of Total A1 Commitments Not less than fifteen nor more than thirty days prior to the last day of any month, the Borrowers may by notice (to be delivered by the Original Guarantor only on behalf of each of the Borrowers) to the Facility Agent notify the Tranche A1 Banks to cancel temporarily the whole or, in their pro rata portions, any part (being a minimum amount of (Pounds)5,000,000 and a maximum amount of no more than the Permitted Transfer Amount) of the Total A1 Commitments and increase the Total BI Commitments by an equivalent amount (determined on the last day of such month) in Canadian Dollars (rounded to the nearest one hundred Canadian Dollars).

2.4 Facility Agent to Notify Banks of Request Following the receipt of a request from the Borrowers pursuant to Clause 2.3 (Transfer of Part of Total A1 Commitments), the Facility Agent shall promptly notify each Bank of such request and the amount by which the Available Tranche A1 Commitment of each Tranche A1 Bank will be reduced and the Available Tranche B1 Commitment will be increased.

2.5  Effect of Notification  Subject to:

     (a) each to the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 25.15 (Repetition of Representations) being true and correct on and as of the date on which such reduction and increase is to be effective by reference to the facts and circumstances existing at the time (or, if any such representation is expressly stated to have been made as of a specific date, as of such specific date), except to any extent waived pursuant to Clause 44 (Amendments and Waivers); and

     (b) no Event of Default or Potential Event of Default having occurred and being continuing as at such date then with effect from the last day of the relevant month such cancellation and increase shall take effect in the amounts notified.

2.6 Effect of any such Cancellation and Increase Each such cancellation of the Tranche A1 Commitments shall reduce the Tranche A1 Commitment of each Tranche A1 Bank rateably and shall increase the Tranche B1 Commitment of each Tranche B1 Bank rateably.

2.7 Transfers of Part of Total B1 Commitments Not less than fifteen nor more than thirty days prior to the last day of any month, the Borrowers may by notice (to be delivered by the Original Guarantor only on behalf of each of the Borrowers) to the Facility Agent notify the Tranche B1 Banks to cancel temporarily the whole or, in their pro rata proportions, any part (being a minimum amount of C$5,000,000 and a maximum amount of no more than the Permitted Transfer Amount) of the Total B1 Commitments and increase the Total A1 Commitments by an equivalent amount (determined on the last day of such month) in sterling (rounded to the nearest one hundred sterling).

2.8 Facility Agent to Notify Banks of Request Following the receipt of a request from the Borrowers pursuant to Clause 2.7 (Transfers of Part of Total B1 Commitments), the Facility Agent shall promptly notify each Bank of such request and the amount by which the Available Tranche B1 Commitment of each Tranche B1 Bank will be reduced and the Available Tranche A1 Commitment will be increased.

2.9  Effect of Notification Subject to:

     (a) each of the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 25.15 (Repetition of Representations) being true and correct on and as of the date on which such reduction and increase is to be effective by reference to the facts and circumstances existing at the time (or, if any such representation is expressly stated to have been made as of a specific date, as of such specific date), except to any extent waived pursuant to Clause 44 (Amendments and Waivers); and

     (b) no Event of Default or Potential Event of Default having occurred and being continuing as at such date then, with effect from the last day of the relevant month such cancellation and increase shall take effect in the amount notified.

2.10 Effect of any such Cancellation and Increase Each such cancellation of the Tranche B1 Commitments shall reduce the Tranche B1 Commitment of each Tranche B1 Bank rateably and shall increase the Tranche A1 Commitment of each Tranche A1 Bank rateably.

2.11 Limitation on Requests The Borrowers may not make more than two requests (in aggregate) for a transfer of Commitments pursuant to the above provisions in any year.

3.   Purpose

3.1 Purpose Facility A is intended to finance the expansion of the loan book of COFC in the United Kingdom and for the general corporate purposes of the Tranche A Borrowers and Facility B is intended to finance the expansion of the loan book of COI in Canada and for the general corporate purposes of the Tranche B Borrowers and, accordingly, each of the Borrowers shall apply all amounts raised by it hereunder in or towards satisfaction of such purposes.

3.2 Application Without prejudice to the obligations of the Borrowers under Clause 3.1 (Purpose), neither the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the Banks nor any of them shall be obliged to concern themselves with the application of amounts raised by any of the Borrowers hereunder.

4.   Conditions Precedent

4.1 Save as the Banks may otherwise agree none of the Banks shall be under any obligation hereunder unless the Facility Agent has confirmed to the Borrowers and the Banks that it has received (or waived receipt of) all of the documents listed in the Third Schedule (Conditions Precedent Documents) and that each is, in form and substance, satisfactory to the Facility Agent.

4.2 The Facility Agent shall, on request by an Original Borrower, certify in writing whether or not it has received or waived receipt of any of the documents listed in the Third Schedule (Condition Precedent Documents) and whether each is in form and substance satisfactory to it.

5.   Nature of Banks' Obligations

     The obligations of each Bank hereunder are several and the failure by a Bank to perform its obligations hereunder shall not affect the obligations of COFC, COI, any of the other Borrowers or any of the Guarantors towards any other party hereto nor shall any other party be liable for the failure by such Bank to perform its obligations hereunder nor shall the failure by any Bank to perform its obligations hereunder affect the obligations of any other Bank towards any Borrower hereunder.

                                 Part 3

                   UTILISATION OF FACILITY A AND FACILITY B

6.   Utilisation of Facility A and Facility B

6.1 Delivery of a Utilisation Request Save as otherwise provided herein, and if there would not, immediately after such Utilisation, be more than twenty Utilisations outstanding in relation to each of Facility A or, as the case may be, Facility B, any Borrower may from time to time utilise any such Facility by delivering to the Sterling Agent and the Facility Agent in the case of Facility A and the Canadian Dollar Agent and the Facility Agent in the case of Facility B, by no later than the time specified in the applicable part of the Fifth Schedule, a duly completed Utilisation Request.

6.2 Utilisation Request Each Utilisation Request delivered to the relevant Agent pursuant to Clause 6.1 (Delivery of a Utilisation Request) shall be irrevocable and shall specify:

     (i)    the Facility under which the requested Utilisation is to be made;



     (ii) in the case of Facility B, whether the Utilisation is to be by means of Advances or Bills;

     (iii) the proposed Utilisation Date which shall be a business day falling one month or more (or such later date as is agreed between the relevant Borrower and the relevant Agent under paragraph (v) below in respect of a Term or Tenor of less than 1 month) before the Final Maturity Date;

     (iv) the Requested Amount (to be determined in accordance with Clause 6.3 (Requested Amount));

     (v)    the Term or Tenor in question, being:

            (a) in respect of Advances, a period of one, two, three or six months (or such other period as may be agreed between the relevant Borrower and the relevant Agent (acting on the instructions of all the Tranche A Banks or, as the case may be, the Tranche B Banks)); and

            (b) in respect of Bills a period of 30, 60, 90 or 180 days (or such other period as may be agreed between the Canadian Dollar Agent on the instructions of all the Tranche B Banks and the relevant Borrower);

          which will begin on the proposed Utilisation Date and end on a business day which is or precedes the Final Maturity Date; and

     (vi) the account to which the proceeds of the proposed Utilisation are to be paid.

6.3 Requested Amount The Requested Amount to be specified in a Utilisation Request delivered pursuant to Clause 6.1 (Delivery of a Utilisation Request) shall be:

     (i) in the case of a Tranche A Utilisation, a Sterling Amount which does not exceed the Available Tranche A Facility for such Utilisation and which, if less than the Available Tranche A Facility, is a minimum amount of (Pounds)5,000,000 and an integral multiple of (Pounds)1,000,000; and

     (ii) in the case of a Tranche B Utilisation by means of Tranche B Advances or Bills, a Canadian Dollar Amount which does not exceed the Available Tranche B Facility for such Utilisation and which, if less than the Available Tranche B Facility, is a minimum amount of C$5,000,000 and an integral multiple of C$1,000,000.

6.4 Allocation in relation to Tranche A Utilisations If and whenever, on the occasion of a Tranche A Utilisation, Banks are required to make Tranche A Advances pursuant hereto, the aggregate principal Sterling Amount of such Advances to be made shall be allocated to, and apportioned among, the Tranche A Banks rateably to their respective Available Tranche A Commitments for such Utilisation Provided that no amount shall be allocated to any Bank in respect of any Tranche A Utilisation if such Bank's Tranche A Commitment is to be reduced to zero pursuant to the terms hereof prior to or during the Term of the proposed Tranche A Advances.

6.5 Allocation in relation to Tranche B Utilisations If and whenever, on the occasion of a Tranche B Utilisation, Banks are required to make Tranche B Advances or reimburse the Canadian Dollar Agent in respect of Bills, the aggregate principal Canadian Dollar Amount of such Advances to be made or, as the case may be, such reimbursement obligations in respect of Bills shall be allocated to, and apportioned among, the Tranche B Banks rateably to their respective Available Tranche B Commitments for such Utilisation Provided that no amount shall be allocated to any Bank in respect of any Tranche B Utilisation if such Bank's Tranche B Commitment is to be reduced to zero pursuant to the terms hereof prior to or during the Term of the proposed Tranche B Advance or, as the case may be, the Tenor of the proposed Bills.

6.6 Obligation of Tranche A Banks Each Tranche A Bank shall, subject to the terms hereof, be obliged, through its Facility Office, to make a Tranche A Advance on the proposed Tranche A Utilisation Date in a principal amount equal to the amount allocated to it pursuant to Clause 6.4 (Allocation in relation to Tranche A Utilisations).

6.7 Obligation of Tranche B Banks Each Tranche B Bank shall, subject to the terms hereof, be obliged, through its Facility Office, to make a Tranche B Advance in a principal amount equal to the amount allocated to that Tranche B Bank pursuant to Clause 6.5 (Allocation in relation to Tranche B Utilisations) and the Canadian Dollar Agent shall, subject to the terms hereof, be obliged, through its Facility Office in Canada to accept a Bill on the proposed Tranche B Utilisation Date.

6.8 Agents to notify Banks of Allocation The Sterling Agent shall not later than the time specified in the applicable part of the Fifth Schedule, notify each Tranche A Bank of the principal amount allocated to it in respect of Advances to be denominated in sterling pursuant to this Clause 6. The Canadian Dollar Agent shall not later than the time specified in the applicable part of the Fifth Schedule, notify each Tranche B Bank of the principal amount or, as the case may be, the face amount allocated to it in respect of Bills or Advances to be denominated in Canadian Dollars pursuant to this Clause 6.

6.9 Reduction of Available Tranche Commitment If a Bank's Tranche A Commitment and/or its Tranche B Commitment is reduced, in accordance with the terms hereof, after the relevant Agent has received a Utilisation Request or made an allocation hereunder then such part of the proposed Utilisation as is attributable to that Bank and exceeds its Available Tranche A Commitment or its Available Tranche B Commitment (as so reduced) shall not be made and the amount of such Utilisation shall be reduced accordingly.

6.10 Optional Extension of Final Maturity Date Not less than 60 nor more than 90 days prior to any anniversary of the date hereof, each Borrower and the Original Guarantor acting jointly, may by notice to the Facility Agent request the Banks to agree that the Final Maturity Date shall thereafter be the day falling twelve months after the then current Final Maturity Date (the "Existing Final Maturity Date"). The Facility Agent shall notify the Banks of receipt of any such request as soon as reasonably practicable thereafter, and the Banks shall respond thereto within 30 days of receipt of such request. If (i) whilst no Advances or Bills are outstanding hereunder, a group of Banks for whom the aggregate of their Tranche A Commitments and the sterling equivalent (on the date of the request to the Banks) of the aggregate of their Tranche B Commitments amount (or, if each Bank's Commitment has been reduced to zero, did immediately before such reduction to zero, amount) in aggregate to more than fifty per cent. of the aggregate of the Tranche A Commitments and the sterling equivalent (on the date of the request to the Banks) of the aggregate of the Tranche B Commitments; and (ii) whilst at least one Advance or Bill is outstanding hereunder, a group of Banks to whom in aggregate more than fifty per cent. of the Outstandings is owed agrees and subject to:

     (a) each of the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 25.15 (Repetition of Representations) being true and correct on and as of the date on which such extension of the Existing Final Maturity Date is to be effective by reference to the facts and circumstances existing at the time (or. if any such representation is expressly stated to have been made as of a specific date, as of such specific date), except to any extent waived pursuant to Clause 44 (Amendments and Waivers); and

     (b) no Event of Default or Potential Event of Default having occurred and being continuing as at such date,

then the Existing Final Maturity Date shall thereafter, save as otherwise provided herein, for the purposes of this Agreement be amended as so requested Provided always that the Final Maturity Date may not be extended beyond the day falling 60 months after the date hereof.

6.11 No Obligation on a Bank to Agree to Extend the Final Maturity Date No Bank shall at any time be obliged to agree to a request to extend the Final Maturity Date and where a Bank does not so agree then, after the date falling one month before the Existing Final Maturity Date (or such later date in relation to any Term or Tenor of less than 1 month) such Bank shall not thereafter be obliged to participate in the making of any Advances or assume any new obligations on account of any Bill and the Borrowers and the Original Guarantor shall have the right at any time thereafter but prior to the Existing Final Maturity Date to locate a new lender to which all the rights and obligations of such Bank hereunder may be transferred. If by the Existing Final Maturity Date such new lender has been located then such Bank and such new lender shall execute and deliver a Transfer Certificate pursuant to which all of the rights and obligations of such Bank hereunder shall be transferred to such new lender with effect from the Existing Final Maturity Date and subject to the Final Maturity Date thereafter to apply in relation to all such rights and obligations being the Final Maturity Date as then amended pursuant to Clause 6.10 (Optional Extension of Final Maturity Date). If by the Existing Final Maturity Date no such new lender has been located then the amount of such Bank's Commitment shall be reduced to zero on the Existing Final Maturity Date and the relevant Borrower or Borrowers shall on such date as the Sterling Agent or, as the case may be, Canadian Dollar Agent on behalf of such Bank shall have specified (which shall be on the Existing Final Maturity Date or, if earlier, at the end of the relevant Term or Tenor) repay such Bank's share of each outstanding Advance together with accrued interest thereon and all other amounts owing to such Bank and comply with its obligations under Clause 9.1 (Face Amount) in respect of any Bills accepted by the Canadian Dollar Agent to the extent of that Bank's share of such Bill.

6.12 Increase of Commitments At any time on or after the first anniversary of the date hereof, the Borrowers acting jointly, may by notice to the Facility Agent request the Banks to agree to increase the aggregate amount of the Tranche A Commitments or, as the case may be, the Tranche B Commitments hereunder to an amount not to exceed the equivalent at such time of US$400,000,000 by having one or more banks or other financial institutions become a "Bank" under this Agreement (an "Acceding Bank") or (in the case of a Bank already party to this Agreement) by an increase in the Commitment of all or any of the existing Banks; provided that the Commitment of an Acceding Bank and any increase in the amount of the

Commitment of any existing Bank, shall be in an amount equal to an integral multiple of (Pounds)1,000,000 and not less than the equivalent of (Pounds)5,000,000.

6.13 Increases Effective Any increase in the amount of the Commitments pursuant to Clause 6.12 (Increase of Commitments) hereof shall be effective only upon the execution of a Commitment Increase Letter not less than five business days prior to the date such increase is to become effective (the "Commitment Increase Date") and shall specify (i) the amount of the Commitment (and the Facility) of the Acceding Bank or the amount of any increase in the amount of the Commitment under any Facility of any existing Bank and (ii) the Commitment Increase Date.

6.14 Conditions to Effectiveness Any increase in the aggregate amount of the Commitments pursuant to Clause 6.12 (Increase of Commitments) shall not be effective unless:

     (i) no Event of Default or Potential Event of Default shall have occurred and be continuing on the Commitment Increase Date;

     (ii) each of the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 25.15 (Repetition of Representations) shall be true and correct in all material respects on and as of the Commitment Increase Date with the same force and effect as if made on and as of such date by reference to the facts and circumstances existing at the time (or, if any such representation is expressly stated to have been made as of a specific date, as of such specific date) except to any extent waived pursuant to Clause 44 (Amendments and Waivers);

     (iii) immediately after giving effect to such increase in the amount of the Commitments, no Bank would hold a Commitment in an aggregate amount exceeding 33 1/3% of the Total Commitments of all the Banks at such time; and

     (iv) the Sterling Agent or, as the case may be, the Canadian Dollar Agent shall have received (with sufficient copies for each of the Tranche A Banks or, as the case may be, the Tranche B Banks) each of (x) a certificate of a duly authorised officer of each of the Borrowers as to the taking of any corporate action necessary in connection with such increase and (y) an opinion or opinions of counsel to each of the Borrowers as to their corporate power and authority to borrow hereunder after giving effect to such increase.

6.15 No Obligation on a Bank to Agree to Increase its Commitment No Bank shall at any time be obliged to agree to a request of the Borrowers to increase its Commitment or obligations hereunder and where an existing Bank does not so agree, its Commitment shall not be increased and its Available Tranche A Commitment and its Available Tranche B Commitment shall each be calculated on the basis of its existing Commitment.

                                 Part 4

                                 BILLS


7.    Acceptance of Bills by the Canadian Dollar Agent

The Canadian Dollar Agent hereby agrees to accept Bills (in amounts not less than C$100,000) from time to time and each Tranche B Bank agrees to assume rateably in the proportion borne by its Available Tranche B Commitment to the Available Tranche B Facility at such time, on each occasion that the Canadian Dollar Agent accepts a Bill, the obligations of the relevant Borrower to pay or reimburse the Canadian Dollar Agent for all monies paid by the Canadian Dollar Agent on account of such Bill. Each occasion on which the Canadian Dollar Agent accepts a Bill as provided herein shall be deemed to constitute a Tranche B Utilisation equal to the face amount of such Bill.

8.   Bills

8.1 Supply of Bills The Canadian Dollar Agent will provide each Tranche B Borrower with a supply of serially numbered Bills used by it from time to time in the normal course of the Canadian Dollar Agent's business, which, in turn, the relevant Borrower shall properly execute in blank and furnish from time to time to the Canadian Dollar Agent which shall hold such Bills (subject to Clause 11 (Canadian Dollar Agent's Responsibility in Respect of Bills) hereof) until delivered as hereafter provided. The receipt by the Canadian Dollar Agent of a Utilisation Request for Bills shall be sufficient authority for the Canadian Dollar Agent to complete the Bills and the Canadian Dollar Agent shall, subject to the terms and conditions of this Agreement, complete the pre-signed Bills in accordance with such Utilisation Request and the drafts so completed shall thereupon be deemed to have been presented for acceptance.

8.2 Execution of Bills A Tranche B Borrower may, at its option execute any Bill provided to it by the Canadian Dollar Agent by the mechanically reproduced facsimile signatures of any two designated signing officers of such Borrower and the Canadian Dollar Agent is hereby authorised to accept as provided herein or pay, as the case may be, any Bill of such Borrower which purports to bear such facsimile signatures notwithstanding that any such individual has ceased to be a designated signing officer of such Borrower and any such Bill shall be valid as if such individual were a designated signing officer of such Borrower at the date of issue of such Bill. Any such Bill may be dealt with by the Canadian Dollar Agent as provided herein to all intents and purposes and shall bind such Borrower as if duly signed in the signing officer's own handwriting and issued by such Borrower and such Borrower will and hereby does undertake to hold the Canadian Dollar Agent harmless and indemnified against all loss, costs, damages and expenses arising out of the payment or negotiation of any such Bill on which a facsimile signature has been wrongly affixed. The Canadian Dollar Agent shall not be liable for its failure to accept a Bill as required hereunder if the cause of such failure is, in the whole or in part, due to the failure of such Borrower to provide executed Bills to the Canadian Dollar Agent on a timely basis.

8.3 Canadian Dollar Agent to Give Notice The Canadian Dollar Agent shall give prompt notice to the Facility Agent and each of the Tranche B Banks of any Utilisation Request given by a Tranche B Borrower in respect of Bills and the Canadian Dollar Agent shall determine and specify to each Tranche B Bank its proportionate share of the liabilities of the Canadian Dollar Agent to be incurred pursuant to the acceptance of Bills by the Canadian Dollar Agent. Each Tranche B Bank's contingent liability shall be in proportion borne by its Available Tranche B Commitment to the Available Tranche B Facility immediately prior to the acceptance of such Bills by the Canadian Dollar Agent.

8.4  Acceptance of Bills  If on the proposed Utilisation Date relating to any
Bills:

     (i) each of the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 25.15 (Repetition of Representations) are true and correct on and as of such Utilisation Date by reference to the facts and circumstances existing at the time (or, if any such representation is expressly stated to have been made as of a specific date, as of such specific date), except to any extent waived pursuant to Clause 44 (Amendments and Waivers); and

     (ii) no Event of Default or Potential Event of Default has occurred and has not been remedied or waived pursuant to Clause 44 (Amendments and Waivers),

the Canadian Dollar Agent shall accept the Bills and credit the account of the relevant Borrower specified in the relevant Utilisation Request by no later than the time specified in the applicable part of the Fifth Schedule with an amount equal to the face amount of each such Bill less the aggregate of (a) the amount to the discount, which shall be calculated as the Canadian Dollar Bankers' Acceptance Discount Rate quoted by the Canadian Dollar Agent on the Utilisation Date requested by the relevant Borrower and (b) the applicable stamping fee payable pursuant to Clause 10 (Commission on Bills) if not otherwise satisfied.

9.   Payment on Maturity of Bills

9.1 Face Amount Subject to Clause 9.3 (Deemed Requests for Advances), the Borrower whose Bills have been accepted by the Canadian Dollar Agent shall pay to the Canadian Dollar Agent on the Maturity Date of each Bill the face amount thereof. Such obligation is absolute, unconditional and irrevocable, subject to the account of the relevant Borrower having been credited as provided in Clause
8.4 (Acceptance of Bills). If a Bill is not so paid by the relevant Borrower upon its maturity each Tranche B Bank, acting through its Facility Office shall be obliged on such Maturity Date (subject to having received notice from the Canadian Dollar Agent to pay the same as specified in Clause 9.2 (Obligations of Tranche B Banks)) to pay to the Canadian Dollar Agent in order to reimburse the Canadian Dollar Agent in respect of payments made under such Bills, such Tranche B Bank's proportionate share (as determined in accordance with Clause 7 (Acceptance of Bills by the Canadian Dollar Agent)) of the face amount of such Bills.

9.2 Obligations of Tranche B Banks The obligation of each Tranche B Bank to the Canadian Dollar Agent in respect of amounts paid by the Canadian Dollar Agent under a matured Bill shall be absolute, unconditional and irrevocable, shall be due on the date notice of the same is received from the Canadian Dollar Agent (provided that it is given not later than 12 noon (Toronto time) or, if given later, shall be due on the immediately succeeding business day) and shall bear interest payable on demand at the Canadian Prime Rate calculated daily from and including the Maturity Date of the relevant Bill up to but excluding the date of payment thereof on the basis of the actual number of days elapsed and compounded monthly.

9.3 Deemed Requests for Advances Notwithstanding the foregoing provisions of this Clause 9, unless the relevant Borrower has notified the Canadian Dollar Agent by 10.00 a.m. (Toronto time) on the first business day prior to the Maturity Date of any Bill that it intends to comply with the provisions of Clause 9.1 (Face Amount), then it shall be deemed to have given a Utilisation Request for a Tranche B Advance in an amount equal to the face value of the maturing Bill, with a proposed Utilisation Date which is the same as the Maturity Date of such Bill and with an initial Term of one month. In such event, the Canadian Dollar Agent shall promptly notify the Tranche B Banks accordingly and subject to the provisions of Clause 6 (Utilisation of Facility A and Facility B) relating to Tranche B Advances, the Tranche B Banks shall on such Maturity Date make such Tranche B Advance in accordance with Part 5 and the making of such Tranche B Advance shall pro tanto satisfy the relevant Borrower's obligations under Clause 9.1 (Face Amount).

9.4 The relevant Borrower hereby renounces, and shall not claim from the Canadian Dollar Agent, any days of grace for the payment at maturity of any Bill and hereby waives any defence to payment which might otherwise exist if for any reason a Bill shall be held by the Canadian Dollar Agent in its own right at the maturity thereof.

10.  Commission on Bills

The Borrower whose Bills are being accepted by the Canadian Dollar Agent will pay to the Canadian Dollar Agent for account of the Tranche B Banks in the proportions specified in Clause 8.3 (Agent to Give Notice), in Canadian Dollars, on acceptance of each Bill a stamping fee at the Stamping Fee Rate on the face amount thereof from and including the date of acceptance by the Canadian Dollar Agent up to but excluding the Maturity Date of the Bill. Such stamping fee shall be payable by deduction in accordance with Clause 8.4 (Acceptance of Bills).

11.  Canadian Dollar Agent's Responsibility in respect of Bills

11.1 The Obligors agree that the responsibility of the Canadian Dollar Agent in respect of safekeeping the executed blank draft forms of Bills which are delivered to the Canadian Dollar Agent under this Agreement shall be limited to the exercise of the same degree of care which the Canadian Dollar Agent gives to its own property of a like nature, provided that the Canadian Dollar Agent shall not be deemed to be an insurer thereof. The Obligors agree that the Canadian Dollar Agent may complete such draft forms in accordance with its instructions without incurring liability to the relevant Borrower other than as provided herein. Upon termination of this Agreement, the Canadian Dollar Agent shall deliver back to the relevant Borrower all Bill draft forms executed in blank then held by the Canadian Dollar Agent and not accepted as provided herein. Notwithstanding such termination, all drafts of the relevant Borrower accepted by the Canadian Dollar Agent as provided herein prior to the receipt of written notice requiring return of such forms shall be valid obligations of the relevant Borrower and the provisions hereof shall continue to apply to the same.

11.2 Subject to the account of the relevant Borrower having been credited as provided in Clause 8.4 (Acceptance of Bills) the obligations of the relevant Borrower with respect to Bills under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

     (i) any lack of validity or enforceability of any draft accepted as provided herein by the Canadian Dollar Agent or any Bank as a Bill; or

     (ii) the existence of any claim, set-off, defence or other right which the relevant Borrower may have at any time against the holder of the Bill, the Canadian Dollar Agent, a Bank or any other person or entity, whether in connection with this Agreement or otherwise.

                                    Part 5

                                 THE ADVANCES

12.  Making of Advances under Facility A and Facility B

If the Sterling Agent or, as the case may be, the Canadian Dollar Agent notifies any Tranche A Bank or, as the case may be, any Tranche B Bank in accordance with Clause 6 (Utilisation of Facility A and Facility B) that it is to make a Tranche A Advance or a Tranche B Advance, (including, without limitation, a deemed Tranche B Advance under Clause 9.3 (Deemed Requests for Advances)), and if on the proposed Utilisation Date relating to such an Advance:

     (i) no Event of Default or Potential Event of Default has occurred and has not been remedied or waived pursuant to Clause 44 (Amendments and Waivers); and

     (ii) each of the representations which are to be deemed repeated at any time after the date hereof in accordance with Clause 25.15 (Repetition of Representations) are true and correct on and as of such Utilisation Date by reference to the facts and circumstances existing at the time (or, if any such representation is expressly stated to have been made as of a specific date, as of such specific date), except to any extent waived pursuant to Clause 44 (Amendments and Waivers), then, on such Utilisation Date, such Bank shall, subject to all the terms of this Agreement and, in particular, Clause 23 (Market Disruption) make such Advance through its Facility Office to the Borrower who requested or is deemed to have requested such Advance.

13.  Payment of Interest

On the Repayment Date relating to each Advance (and, in the case of a Tranche A Advance, if the period of the Term of such Advance exceeds six months, on the expiry of each period of six months during such Term and, in the case of a Tranche B Advance, if the period of the Term of such Advance exceeds three months, on the expiry of each period of three months during such Term) the Borrower to whom such Advance has been made shall pay to the Sterling Agent, in the case of a Tranche A Advance, or to the Canadian Dollar Agent, in the case of a Tranche B Advance unpaid accrued interest on that Advance.

14.  Calculation of Interest

14.1 Interest Applicable to Tranche A Advances The rate of interest applicable to a Tranche A Advance from time to time during the Term of such Tranche A Advance shall be the rate per annum determined by the Sterling Agent to be the sum of:

     (i)   LIBOR on the Quotation Date for such Advance;

     (ii)  the Margin from time to time; and

     (iii) the Associated Costs Rate applicable thereto.

14.2 Sterling Agent to Notify The Sterling Agent shall not later than the time specified in the applicable part of the Fifth Schedule notify the relevant Borrower and the Tranche A Banks of each determination of the rate of interest made by it pursuant to Clause 14.1 (Interest Applicable to Tranche A Advances).

14.3 Interest Applicable to Tranche B Advances The rate of interest applicable on any day to a Tranche B Advance shall be the rate per annum determined by the Canadian Dollar Agent to be the Canadian Prime Rate for that day.

14.4 Canadian Dollar Agent to Notify The Canadian Dollar Agent shall promptly notify (and in any event no later than one business day prior to the time such interest is required to be paid) the relevant Borrower and the Tranche B Banks of each determination of the Canadian Prime Rate made by it pursuant to Clause
14.3 (Interest Applicable to Tranche B Advances). Notwithstanding the time of such notification, the Canadian Prime Rate shall be the rate as so determined and not the rate at the time of such notification, if different.

15.  Repayment of Advances

     Except as otherwise provided herein, each Borrower shall repay each Advance made to it in full on the Repayment Date relating thereto and no Borrower shall repay or prepay all or any part of any Advance outstanding hereunder except at the times and in the manner expressly provided herein.

                                    Part 6

                                 CANCELLATION

16.  Cancellation

16.1 Cancellation Prior to the day falling one month before the Final Maturity Date, in respect of Facility A, the Tranche A Borrowers may, and in respect of Facility B, the Tranche B Borrowers may, in each case by giving to the Facility Agent not less than 15 days' prior notice to that effect, cancel the whole or any part (being a minimum amount of ,5,000,000 in the case of Facility A and a minimum amount of C$5,000,000 in respect of Facility B, or equal to the amount of the Available Tranche A Facility or the Available Tranche B Facility, as the case may be, if less) of the Total A Commitments or, as the case may be, the Total B Commitments. Any such cancellation of the Tranche A Commitments shall reduce the Tranche A Commitment of each Tranche A Bank rateably, and any such cancellation of the Tranche B Commitments shall reduce the Tranche B Commitment of each Tranche B Bank rateably.

16.2 Notice of Cancellation Any notice of cancellation given by any Borrower pursuant to Clause 16.1 (Cancellation) shall be irrevocable and shall specify the date upon which such cancellation is to be made and the amount of such cancellation.

17.  Prepayment

A Borrower may, on any business day, prepay all (or any part thereof being in aggregate at least ,5,000,000 and an integral multiple of ,1,000,000) of any Tranche A Advance made to it without premium or penalty but without prejudice to such Borrower's obligations under Clause 30.4 (Broken Periods), by giving to the Sterling Agent not less than 10 days' notice of the date of the prepayment. Any such notice shall be irrevocable and shall oblige the relevant Borrower to make the prepayment on the date therein stated. The Sterling Agent shall promptly notify the Facility Agent and each Tranche A Bank of the details of such notice and each Tranche A Bank shall, as soon as is practicable, compute and inform the Sterling Agent (which shall promptly notify the relevant Borrower) of all amounts payable under Clause 30.4 (Broken Periods). Any such prepayment shall be applied rateably between the Tranche A Banks.

                                    Part 7

                           CHANGES IN CIRCUMSTANCES

18.  Taxes

18.1 Tax Gross-up All payments to be made by any of the Obligors to any person under any Finance Document shall be made free and clear of and without deduction for or on account of tax unless such Obligor is required to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Obligor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of the required deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made, Provided however if:

(A) on the due date of an interest payment to a Tranche A Bank on a Tranche A Advance, that Bank is not a UK Qualifying Lender and as a result the relevant Obligor is required to deduct or withhold United Kingdom income tax from that payment of interest, the relevant Obligor shall not be so required to pay an additional amount in respect of that deduction or withholding unless it results from the introduction of or any change in, or in the interpretation or application of, any relevant law or any relevant published practice of the Inland Revenue, as the case may be, after this Agreement is entered into or such Obligor would have been required to make a deduction or withholding on account irrespective of whether such Bank is or is not a UK Qualifying Lender; or

(B) (i) on the due date of an interest payment to a Tranche B Bank on a Tranche B Advance, that Bank is not a Canadian Qualified Lender; and

     (ii) as a result the relevant Obligor is required to deduct or withhold Canadian withholding tax pursuant to Part XIII of the Income Tax Act (Canada) from that payment of interest,

the relevant Obligor shall not be so required to pay an additional amount in respect of that deduction or withholding unless it results from the introduction of or change in, or in the interpretation or application of, any relevant law or any relevant practice of a Canadian taxing authority after this Agreement is entered into or such Obligor would have been required to make a deduction or withholding on account irrespective of whether such Bank is or is not a Canadian Qualified Lender.

For the purposes of this Clause, "UK Qualifying Lender" means any of the following:

(a) any person which is a bank for the purposes of Section 349 of the Income and Corporation Taxes Act 1988 and beneficially entitled to interest payable by a Borrower to it under this Agreement and within the charge to UK corporation tax in respect thereof; or

(b) any Bank which is an assignee of a Bank falling within (a) and is beneficially entitled to the interest payable by the relevant Borrower and within the charge to UK corporation tax in respect thereof; or

(c) any Bank which, pursuant to the terms of a double tax treaty is entitled to an exemption from any UK taxation in respect of interest and which at the time of the relevant interest payment has validly made all appropriate filings and declarations in order to obtain the benefit of such entitlement; and

"Canadian Qualified Lender" means a Schedule I Bank or a Schedule II Bank or other person not being a "non-resident person" for the purposes of Section 212 of the Income Tax Act (Canada) except that, if any of those statutory provisions are repealed, modified, extended or re-enacted, the Facility Agent may at any time and from time to time amend the relevant definition in such manner as it may determine to be appropriate by giving notice of the amended definition or definitions to the Borrowers and the Banks.

18.2 US Tax Forms Any Tranche A Bank that is not a US Person (as such term is defined in Section 7701(a)(30) of the United States Internal Revenue Code of 1986, as amended) shall, to the extent that it is able to do so, provide a valid and completed Internal Revenue Service Form 1001 or 4224 or such other or successor form as may be required to claim such exemption and if such forms are not provided to the extent such Bank is able to do so, the provisions of Clause
18.1 (Tax Gross-Up) and Clause 18.3 (Tax Indemnity) shall not be applicable in relation to payments of interest to such Tranche A Bank.

18.3 Tax Indemnity Without prejudice to the provisions of Clause 18.1 (Tax Gross-Up), if any person or an Agent on its behalf is required to make any payment on account of tax (not being a tax imposed on the overall net income including profits and gains of its Facility Office by the jurisdiction in which it is incorporated or in which its Facility Office is located) or otherwise on or in relation to any sum received or receivable under any Finance Document by such person or such Agent on its behalf (including, without limitation, any sum received or receivable under this Clause 18) or any liability in respect of any such payment is asserted, imposed, levied or assessed against such person or such Agent on its behalf, the Obligor by whom such sum is paid or payable shall, upon demand of such Agent, promptly indemnify such person against such payment or liability, together with any interest, penalties and reasonable expenses payable or incurred in connection therewith but not to the extent that such liability, interest, penalties and reasonable expenses have arisen as a result of undue delay in all the circumstances by any person or any agent on its behalf in the filing or the submission of tax returns, computations or claims or the default of any person or any agent on its behalf in doing any thing contemplated by the Finance Documents.

18.4 Notification A Beneficiary will notify the relevant Obligor through the relevant Agent as soon as it is reasonably practicable of any circumstances arising as a result of which it is reasonably likely that it will be making a claim under Clause 18.3 (Tax Indemnity) and if it intends to make a claim under such Clause it shall notify the relevant Obligor of the event by reason of which it is entitled to do so and shall deliver to the relevant Obligor through the relevant Agent a certificate to that effect setting out in reasonable detail the basis and computation of such claim Provided that nothing herein shall require such Beneficiary to disclose any confidential information relating to the organisation of its affairs.

18.5 Double Taxation Relief  If, and to the extent that, the effect of Clause
18.1 (Tax Gross-up) or Clause 18.3 (Tax Indemnity) can be mitigated by virtue of the provisions of any applicable double tax Convention entered into between the United Kingdom, the United States of America or Canada, as the case may be, and the relevant Bank's jurisdiction of incorporation (whether by a claim to repayment of any taxes referred to in Clause 18.1 (Tax Gross-up) or Clause 18.3 (Tax Indemnity) or otherwise) each Bank agrees to co-operate with the Borrowers with a view to filing or providing any tax claims, forms, affidavits, declarations or other like documents which the relevant Borrower has requested and which are required for the purpose of ensuring the application of such double tax convention so far as relevant. To the extent that the effect of Clause 18.1 and Clause 18.3 can be mitigated and any Bank fails to co-operate to the extent required hereby to so mitigate the effect of such clauses, the provisions of clause 18.1 and clause 18.3 shall not be applicable in relation to payments of interest to such Bank.

19.  Tax Receipts

19.1 Notification of Requirement to Deduct Tax If, at any time, any of the Obligors is required by law to make any deduction or withholding from any sum payable by it under any Finance Document (or if thereafter there is any change in the rates at which or the manner in which such deductions or withholdings are calculated), such Obligor shall as soon as reasonably practicable after becoming aware of the same, notify the Facility Agent.

19.2 Evidence of Payment of Tax If any of the Obligors makes any payment under any Finance Document in respect of which it is required to make any deduction or withholding, it shall pay or otherwise account for the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Facility Agent for each relevant Beneficiary, within thirty days after the due date of such payment, withholding or deduction, evidence satisfactory to the

Facility Agent, or as the case may be, the relevant Beneficiary of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authority.

20.  Tax Undertaking by Banks and Tax Refunds

20.1 Tranche A Bank Undertaking Each Tranche A Bank undertakes, promptly upon its Facility Office becoming aware of the same, to notify (through the Facility Agent) each Tranche A Borrower if it shall cease to be a UK Qualifying Lender.

20.2 Tranche B Bank Undertaking Each Tranche B Bank undertakes, promptly upon its Facility Office becoming aware of the same, to notify (through the Facility Agent) each Tranche B Borrower if it shall cease to be a Canadian Qualified Lender.

20.3 Tax Credit Clawback If:

     (1) an Obligor makes a payment under Clause 18.1 (Tax Gross-Up) (a "Tax Payment") in respect of a payment to a Beneficiary under this Agreement; and

     (2) that Beneficiary determines in its absolute discretion and in good faith that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "Tax Credit") which that Beneficiary in its absolute discretion and in good faith is able to identify as attributable to that Tax Payment then, if in its absolute discretion and in good faith it can do so without prejudicing the amount of any Tax Credit for that Beneficiary, that Beneficiary shall reimburse the relevant Obligor such amount as that Beneficiary in its absolute discretion determines, but in good faith, to be such proportion of that Tax Credit as will leave that Beneficiary (after that reimbursement) in no better or worse position than it would have been in if no Tax Payment had been required. A Beneficiary shall not be obliged to arrange its business or tax affairs in any particular way in order to be eligible for a Tax Credit (and, if it does make a claim, shall have absolute discretion as to the extent, order and manner in which it does so) and whether any amount is due from it under this Clause 20.3 (and, if so, what amount and when). No Beneficiary shall be obliged to disclose any information regarding its tax affairs and computations.

21.  Increased Costs

21.1 Changes in Circumstances If, by reason of (i) any change in law in any jurisdiction or in its interpretation or administration and/or (ii) compliance with any request from or requirement of any central bank or other fiscal, monetary or other authority (including, without limitation, a request or requirement (x) which affects the manner in which a Beneficiary or any holding company of such Beneficiary is required to or does maintain capital resources having regard to such Beneficiary's obligations under any Finance Document and to amounts owing to it under any Finance Document but excluding the implementation, as contemplated on the signing of this Agreement, of any of the matters set out in the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" (the "Cooke Report"), (y) which implements any change after the signing of this Agreement in, or in the interpretation or application of, such matters or any increase in the requirements of the Cooke Report after the date hereof; or (z) relating to the adoption of the euro (as defined under Clause 49 (European Monetary Union)):

     (a) a Beneficiary or any holding company of such Beneficiary incurs a cost as a result of such Beneficiary's having entered into and/or performing its obligations under any Finance Document and/or assuming or maintaining a commitment under any Finance Document and/or its having accepted one or more Bills and/or making one or more Advances;

     (b) a Beneficiary or any holding company of such Beneficiary suffers a reduction in the rate to return on its overall capital (not being a reduction by reason of the imposition of, or increase in the rates of tax payable on its overall profits or net income) as a result of a change in the manner in which such Beneficiary is required to allocate resources to its obligations under any Finance Document;

     (c) there is any increase in the cost to a Beneficiary or any holding company of such Beneficiary of funding or maintaining all or any of the advances comprised in a class of advances formed by or including the Advances made or to be made by such Beneficiary hereunder or accepting or discounting any Bills hereunder; or

     (d) a Beneficiary or any holding company of such Beneficiary becomes liable to make any payment on account of tax or otherwise (not being a tax imposed on the net income of such Beneficiary's Facility Office by the jurisdiction in which it is incorporated or in which its Facility Office is located) on or calculated by reference to the amount of the Advances made or to be made by such Beneficiary hereunder and/or the amount of Bills accepted or to be accepted by it hereunder and/or to any sum received or receivable by it hereunder, then the Borrowers shall, provided that the Facility Agent has notified the Borrowers of such claim pursuant to Clause 21.2 (Increased Costs Claim), within 10 business days of receipt of a demand of the Facility Agent, pay to the Facility Agent for the account of that Beneficiary amounts sufficient to indemnify that Beneficiary or any such holding company against, as the case may be, (1) such cost, (2) such reduction in such rate of return (or such proportion of such reduction as is, in the opinion of that Beneficiary, attributable to its obligations hereunder), (3) such increased cost (or such proportion of such increased cost as is, in the opinion of that Beneficiary, attributable to its funding or maintaining Advances or accepting or discounting Bills) or (4) such liability (save and to the extent that such Beneficiary has been compensated for such liability pursuant to Clause 18 (Taxes)).

21.2 Increased Costs Claim A Beneficiary intending to make a claim pursuant to Clause 21.1 (Changes in Circumstances) shall notify the Facility Agent of the event by reason of which it is entitled to do so within 90 days after becoming aware of the circumstances giving rise to the claim, whereupon the Facility Agent shall notify the Borrowers thereof by delivery of a certificate setting out in reasonable detail the basis and computation of such claim Provided that nothing herein shall require such Beneficiary to disclose any confidential information relating to the organisation of its affairs.

21.3 Option to repay in relation to increased costs claim If any Borrower is required to pay any amount to a Bank under Clause 21.1 (Changes in Circumstances), then subject to that Borrower giving the Facility Agent and that Bank not less than 10 days prior notice:

     (i) such Borrower may prepay all, but not part, of that Bank's share in the Advances and the Bills together with accrued interest on the amount prepaid. On any such prepayment the relevant Commitment of the relevant Bank shall be automatically cancelled; and/or

     (ii) such Borrower shall have the right at any time thereafter to locate a new lender to which all the rights and obligations of such Bank hereunder may be transferred. If such new lender has been located then such Bank and such new lender shall execute and deliver a Transfer Certificate pursuant to which all of the rights and obligations of such Bank hereunder shall be transferred to such new lender with effect from the Transfer Date specified in such Transfer Certificate.

22.  Illegality

If, at any time, it is unlawful for a Beneficiary to make, fund or allow to remain outstanding all or any of the Advances made or to be made by it hereunder or for it or, in the case of Facility B for the Canadian Dollar Agent, to accept or allow to remain outstanding all or any of the Bills accepted or to be accepted by it or the Canadian Dollar Agent hereunder, then that Beneficiary shall, promptly after becoming aware of the same, deliver to the Original Guarantor through the Facility Agent a certificate to that effect and, unless such illegality is avoided in accordance with Clause 24 (Mitigation), to the extent of such illegality:

     (i) such Beneficiary shall not thereafter be obliged to participate in the making of such Advances or assume any new obligations on account of such Bill and the amount of its Commitment shall be immediately reduced accordingly; and

     (ii) if the Facility Agent on behalf of such Beneficiary so requires, the relevant Borrower or Borrowers shall on such date as the Facility Agent shall have specified as being necessary to comply with the relevant law:

          (a) repay such Beneficiary's share of such Advance together with accrued interest thereon and all other amounts owing to such Beneficiary; and/or

          (b) comply prematurely with its obligations under Clause 9.1 (Face Value) in respect of such Bills accepted by the Facility Agent.

23.  Market Disruption

23.1 Market Disruption in relation to Tranche A Advances If, in relation to any Tranche A Utilisation by way of Tranche A Advances:

     (i) LIBOR is to be calculated pursuant to Clause 1.7(b) (Screen Rates) and the Sterling Agent determines that at 11.00 a.m. on the Quotation Date in respect of such Tranche A Advances none or only one of the Reference Banks was offering to prime banks in the London Interbank Market deposits in Sterling for the proposed duration of such Term; or

     (ii) before 11.30 a.m. on the Quotation Date for such Term the Sterling Agent has been notified by two or more Tranche A Banks whose Tranche A Advances under that Utilisation would amount to at least 40% of the amount of that Utilisation, that the rate at which such deposits were being so offered does not accurately reflect the cost to it of obtaining such deposits, then, notwithstanding the provisions of Clause 12 (Making of Advances under Facility A and Facility B):

     (a) the Sterling Agent shall promptly notify the other parties hereto of such event;

     (b) such Advances shall not be made; and

     (c) if the relevant Borrower so requires, the Sterling Agent and the relevant Borrower shall enter into negotiations with a view to agreeing a substitute basis for determining the rate of interest which may be applicable to Tranche A Advances in the future and any such substitute basis that is agreed by the relevant Borrower and all Tranche A Banks shall take effect in accordance with its terms and be binding on each party hereto.

23.2 Market Disruption in relation to Bills If, in relation to any Tranche B Utilisation by way of Bills:

     (i) the Canadian Dollar Agent determines that at 10.00 a.m. (Toronto time) on any date none of the Canadian Reference Banks was offering to prime banks in the Toronto Interbank Market to purchase Bills with a face amount of C$5,000,000 and a Tenor equivalent to the Bills to be accepted on such date; or

     (ii) before 10.30 a.m. (Toronto time) on such date the Canadian Dollar Agent determines that the rate being so offered by the Canadian Reference Banks does not accurately reflect the cost to it of accepting those Bills, then, notwithstanding the provisions of Clause 12 (Making of Advances under Facility A and Facility B):

     (a) the Canadian Dollar Agent shall promptly notify the other parties hereto of such event;

     (b)    such Bills shall not be accepted; and

     (c) if the relevant Borrower so requires, the Canadian Dollar Agent and the relevant Borrower shall enter into negotiations with a view to agreeing a substitute basis for determining the acceptance discount rate which may be applicable to Tranche B Advances by way of Bills in the future and any such substitute basis that is agreed by the relevant Borrower and all Tranche B Banks shall take effect in accordance with its terms and be binding on each party hereto.

24.  Mitigation

If, in respect of any Bank, circumstances arise which would, or would upon the giving of notice, result in:

     (i) the reduction of its Commitment to zero pursuant to Clause 22 (Illegality);

     (ii) an increase in the amount of any payment to be made to it or for its account pursuant to Clause 18.1 (Tax Gross-Up); or

     (iii) a claim for indemnification pursuant to Clause 18.3 (Tax Indemnity) or 21.1 (Changes in Circumstances).

then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under any of the Clauses referred to in (i), (ii) or
(iii) above, such Bank shall notify the Facility Agent thereof as provided in Clause 18.3 (Tax Indemnity), 21.1 (Changes in Circumstances) or 22 (Illegality), as the case may be, and, in consultation with the Facility

Agent and the relevant Borrower, take such reasonable steps as such Bank acting in good faith considers appropriate to mitigate the effects of such circumstances including the transfer of its Facility Office to another jurisdiction or the transfer of its rights and obligations hereunder to another financial institution acceptable to the Borrowers willing to participate in the Facility Provided that such Bank shall be under no obligation to take any such action if, in the bona fide opinion of such Bank, to do so would or might have an adverse effect upon its business, operations or financial condition.

                                 Part 8

               REPRESENTATIONS, COVENANTS AND EVENTS OF DEFAULT

25.  Representations

Each of the Obligors makes the representations and warranties in respect of itself only set out in Clause 25.1 to Clause 25.14 and acknowledges that the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the Banks have entered into this Agreement in reliance on those representations and warranties.

25.1 Status and Due Authorisation It is a corporation duly organised, validly existing and in good standing under the laws of:

     (i)    in the case of COFC, Delaware;

     (ii)   in the case of COI, Canada;

     (iii) in the case of any Acceding Borrower, the country of its incorporation;

     (iv)   in the case of the Original Guarantor, Delaware; or

     (v) in the case of any Acceding Guarantor, the country of its incorporation with all requisite corporate or other power to execute and deliver the Finance Documents to which it is a party and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution and delivery of the Finance Documents to which it is a party and its performance of its obligations thereunder has been duly taken.

25.2 Validity and Admissibility in Evidence All acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each of the Finance Documents to which it is a party, (b) to ensure that the obligations expressed to be assumed by it in each of the Finance Documents to which it is a party are legal, valid and binding and (c) to make each Finance Document to which it is a party admissible in evidence in its jurisdiction of incorporation have been done, fulfilled and performed and all material governmental licences, authorisations, consents and approvals including any such thing requested pursuant to the Consumer Credit Act 1974 and the Data Protection Act 1984 or under any similar or analogous statutory requirement under the laws of any jurisdiction necessary to own its assets and carry on its business as now being or as proposed to be conducted have been obtained.

25.3 Most Recent Audited Financial Statements The most recent financial statements of the Original Guarantor, each of the Borrowers and each of the other Guarantors delivered in accordance with the terms of this Agreement were prepared in accordance with accounting principles generally accepted in the relevant jurisdiction of incorporation and consistently applied and in the case of the audited financial statements of the Original Guarantor and any Acceding Guarantor give (in conjunction with the notes thereto) a true and fair view of the financial condition of such Guarantor and its Subsidiaries, and in the case of the financial statements of the other Obligors delivered in accordance with the terms of this Agreement, show with reasonable accuracy the financial condition of the relevant Obligor in each case, at the date as of which they were prepared and the results of each such Borrower's, each such Guarantor's or, as the case may be, the Group's operations during the financial year then ended.

25.4 No Material Adverse Change Since publication of the Original Financial Statements of any Obligor, there has been no material adverse change in the property, business, operations, financial condition, prospects or capitalisation of such Obligor or, in the case of the Original Financial Statements of the Original Guarantor, there has been no material adverse change in the property, business, operations, financial condition, prospects or capitalisation of the Group taken as a whole.

25.5 No Undisclosed Liabilities As at the date as of which the most recent financial statements of each Obligor were prepared such Obligor had no, or, in the case of the Original Guarantor, no member of the Group had any, liabilities (contingent or otherwise) which were not disclosed thereby (or by notes thereto) or reserved against therein nor any unrealised or anticipated losses arising from commitments entered into by it which were not so disclosed or reserved against, in each case, as required under GAAP (as defined in Clause 27.3 (Definitions of Financial Terms)).

25.6 Litigation Other than as disclosed to the Facility Agent prior to the date hereof, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of any Obligor) threatened against or affecting the Original Guarantor or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination that could (either individually or in the aggregate) have a Material Adverse Effect.

25.7 Execution of the Finance Documents Its execution and delivery of the Finance Documents to which it is a party and its exercise of its rights and performance of its obligations thereunder do not and will not:

     (i) conflict with any agreement, mortgage, bond or other instrument or treaty to which it is a party or which is binding upon it or any of its assets;

     (ii) conflict with its charter, by-laws or any other constitutive documents and rules and regulations; or

     (iii) conflict with any applicable law, regulation or official or judicial order, writ, injunction or decree,

which, is each case, is reasonably likely to have a Material Adverse Effect and could subject any Beneficiary to liability.

25.8 Full Disclosure The statements of fact contained in the Information Memorandum and all of the other written information supplied by any member of the Group to the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the Banks in connection herewith were true, and accurate in all material respects, when taken as a whole, at the date of the Information Memorandum. However, no representation is made with respect to the information in Appendices C or D of the Information Memorandum or any forward looking or competitors information.

25.9 Claims Pari Passu Under the laws of its jurisdiction of incorporation in force at the date hereof (or, in the case of an Acceding Borrower or Acceding Guarantor, the date on which such Acceding Borrower or, as the case may be, Acceding Guarantor becomes a party hereto), the claims of the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the Banks against it under the Finance Documents will rank at least pari passu with the claims of all its other unsecured creditors save those whose claims are preferred solely by any bankruptcy, insolvency, liquidation or other similar laws of general application.

25.10 No Immunity In the case of any Obligor incorporated in Canada, in any proceedings taken in Canada in relation to any of the Finance Documents, it will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

25.11 No Winding-up No Obligor has taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against any Obligor for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues.

25.12 Encumbrances Save as permitted by Clause 28.5 (Negative Pledge), no encumbrance exists over all or any of the present or future revenues or assets of any Obligor.

25.13 No Obligation to Create Security Its execution and delivery of the Finance Documents to which it is a party and its exercise of its rights and performance of its obligations thereunder will not result in the existence of nor oblige any Obligor to create any encumbrance over all or any of its present or future revenues or assets.

25.14 Ownership of each of the Borrowers Each Borrower is a wholly-owned Subsidiary of the Original Guarantor or Capital One, F.S.B. or Capital One Bank save to the extent otherwise required by law, rule or regulation and COFC has a branch office which conducts business in the United Kingdom.

25.15 Repetition of Representations The representations contained in this Clause 25 (other than those made under Clauses 25.4, 25.5, 25.6, 25.8, 25.10, 25.11, 25.12 and 25.13) by any Obligor shall be deemed to be repeated by such Obligor on each date upon which an Advance is made (other than where the proposed Utilisation Date of such Advance is the same as the last day of the Term of one or more existing Advances and the aggregate principal amount of such Advance and any other Advance to be made on such Utilisation Date does not exceed the aggregate outstanding principal amount of all existing Advances whose Term ends on that Utilisation Date) by reference to the facts and circumstances then existing.

26.    Financial Information

26.1 Annual Statements Each of the Obligors shall as soon as the same become available, but in any event within 120 days after the end of each of its financial years, deliver to the Facility Agent in sufficient copies for the Banks its financial statements (or, in the case of the Original Guarantor, the consolidated financial statements of the Group) for such financial year.

26.2 Semi-annual Statements Each of the Obligors shall as soon as the same become available, but in any event within 90 days after the end of the half of each of its financial years ending six months after the end of each of its financial years, deliver to the Facility Agent in sufficient copies for the Banks its unaudited financial statements (or, in the case of the Original Guarantor, the consolidated unaudited financial statements of the Group) for such period.

26.3 Other Financial Information Each of the Obligors shall from time to time on the request of the Facility Agent, furnish the Facility Agent with such information about the business and financial condition of the Group as the Facility Agent may reasonably require.

26.4 Requirements as to Financial Statements Each of the Obligors shall ensure that:

       (i) each set of financial statements delivered by it pursuant to this Clause 26 is prepared on the same basis as was used in the preparation of its Original Financial Statements and in accordance with accounting principles generally accepted in its jurisdiction of incorporation and consistently applied;

       (ii) each set of financial statements delivered by it pursuant to Clause
            26.1 is certified by a duly authorised officer of such Obligor as giving a true and fair view of its financial condition (or, in the case of financial statements of the Original Guarantor, the financial condition of the Group) as at the end of the period to which those financial statements relate and of the results of its (or, as the case may be, the Group's) operations during such period;

     (iii) in respect of the Original Guarantor and each Acceding Guarantor each set of financial statements delivered by the Original Guarantor and each Acceding Guarantor pursuant to Clause 26.1 (Annual Statements) has been audited by an internationally recognised firm of independent auditors licensed to practise in its jurisdiction of incorporation; and

     (iv) each set of consolidated financial statements and accounts delivered to the Facility Agent pursuant to Clause 26.1 (Annual Statements) or Clause 26.2 (Semi-annual Statements) shall be accompanied by a compliance certificate signed by a duly authorised officer of the Original Guarantor, substantially in the form set out in the Ninth Schedule (Form of Compliance Certificate), together with any other information required to determine whether or not the financial condition of the Group satisfies the provisions of Clause 27 (Financial Condition).

27.  Financial Condition

27.1 Financial Condition of the Borrowers The Original Guarantor shall procure that, and each of the Borrowers from time to time shall ensure in relation to itself that, as evidenced by the most recent set of financial statements delivered by each Tranche A Borrower or, as the case may be, each Tranche B Borrower pursuant to Clause 26 (Financial Information):

     (i)    Minimum Net Worth

            In the case of each Tranche A Borrower, its Tangible Net Worth shall not on any date be less than ,5,000,000 and, in the case of each Tranche B Borrower, its Tangible Net Worth shall not on any date be less than C$5,000,000.

     (ii)   Maximum Debt to Total Capital

            The ratio of its Debt to Total Capital shall not on any date be more than 9 to 1.

     (iii)  Minimum Equity to Total Assets

            The ratio of its Equity to Total Assets shall not on any date be less than 7.5%.

     (iv)   Minimum Eligible Assets to Debt

            The ratio of its Eligible Assets to Debt shall not on any date be less than 1.10 to 1.

27.2 Financial Condition of the Original Guarantor The Original Guarantor shall ensure that, as evidenced by the most recent set of financial statements delivered by it pursuant to Clause 26 (Financial Information):

     (i)    Maximum Delinquency Ratio

            Its Delinquency Ratio shall not on the last day of any calendar month be more than 5.5%.

     (ii)   Minimum Tier 1 Capital to Managed Receivables Ratio

            The ratio of its Tier 1 Capital to Managed Receivables shall not on any date be less than 4.0 % and remain so for more than 90 days and the ratio of its Tier 1 Capital to Managed Receivables shall not on any date be less than 3.5%.

     (iii)  Minimum Tangible Net Worth

            The Tangible Net Worth of the Original Guarantor shall not on any date be less than US$500,000,000 plus 40% of Cumulative Net Income as of the last day of the fiscal quarter of the Original Guarantor most recently ended plus 40% of Cumulative Equity Proceeds as of such date of determination.

     (iv)   Leverage Ratio

            Its Leverage Ratio shall not on any date exceed 10.0 to 1.

     (v)    Double Leverage Ratio

            Its Double Leverage Ratio shall not on any date exceed 1.25 to 1.

27.3 Definitions of Financial Terms In this Agreement:

"Cumulative Equity Proceeds" shall mean, as of any date of determination, the aggregate amount of all cash received on or prior to such date of determination by the Original Guarantor and its Subsidiaries in respect of any Equity Issuance effected after 30 June 1997, net of reasonable expenses incurred by the Original Guarantor and its Subsidiaries in connection therewith.

"Cumulative Net Income" shall mean, as of any date of determination, the consolidated net income of the Original Guarantor and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) for each fiscal quarter of the Original Guarantor (a) commencing with the fiscal quarter ended 30 September 1997 and (b) ending with the fiscal quarter most recently ended on or prior to such date of determination; provided that the Original Guarantor's Cumulative Net Income shall be determined exclusive of any fiscal quarter of the Original Guarantor for which the consolidated net income of the Original Guarantor and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) is less than zero.

"Debt" means at any time and in relation to any person, indebtedness of such person owed to the Banks under any Finance Document and any indebtedness of such person owed to any person which is not Subordinated Indebtedness, not including securitisation liability

"Delinquency Ratio" shall mean, on any date and with respect to the Original Guarantor, the ratio of (a) all Past Due Receivables with respect to the Original Guarantor on such date to (b) the aggregate amount of all Managed Receivables with respect to the Original Guarantor on such date.

"Double Leverage Ratio" shall mean, on any date, the ratio of (a) the sum of the Original Guarantor's Intangibles calculated on an unconsolidated basis on such date plus the amount of the aggregate investment of the Original Guarantor in the capital stock of its Subsidiaries to (b) the Original Guarantor's Net Worth on such date.

"Eligible Assets" means the consolidated cash, cash equivalents and marketable securities of each Borrower which are unrestricted or unpledged plus reported
                                                                ----
loan receivables of each Borrower less any a) Past Due Receivables or b) reported loan receivables that are restricted, pledged or subordinated.

"Equity" means on any date and with respect to any person, the aggregate at such time of such person's called up share capital, any credit balance on such person's share premium account or consolidated profit and loss account and such person's consolidated reserves less any debit balance on the consolidated profit and loss account of such person.

"Equity Issuance" shall mean (a) any issuance or sale by the Original Guarantor or any of its Subsidiaries of (i) any of its capital stock, (ii) any warrants or options exercisable in respect of its capital stock (other than any warrants or options issued to directors, officers or employees of the Original Guarantor or any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any capital stock of the Original Guarantor issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Original Guarantor or any of its Subsidiaries or (b) the receipt by the Original Guarantor or any of its Subsidiaries from any person not a shareholder of the Original Guarantor of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (i) any such issuance or sale by any Subsidiary of the Original Guarantor to the Original Guarantor or any wholly owned Subsidiary of the Original Guarantor or (ii) any capital contribution by the Original Guarantor or any wholly owned Subsidiary of the Original Guarantor to any Subsidiary of the Original Guarantor.

"GAAP" shall mean on any date and with respect to any person, generally accepted accounting principles in the United States of America applied on a consistent basis with those used in the preparation of the latest annual or quarterly financial statements furnished by on behalf of such person to the Facility Agent pursuant hereto.

"Intangibles" means as at any date and with respect to any person, the aggregate amount (to the extent reflected in determining the consolidated stockholders' equity of such person and its consolidated Subsidiaries) of (a) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within 12 months after the acquisition of such business) subsequent to 30 June 1997 in the book value of any asset by any such person or any of its consolidated Subsidiaries, (b) all Investments in unconsolidated Subsidiaries and all equity investments in persons that are not Subsidiaries and
(c) all unamortised debt discount and expense, unamortised deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organisation or developmental expense and other intangible assets.

"Investments" means for any person (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other person (including the purchase of Property from another person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such person in the ordinary course of business; or (c) the entering into of any guarantee of, or other contingent obligation with respect to, indebtedness or other liability of any other person and (without duplication) any amount committed to be advance, lent or extended to such person.

"Leverage Ratio" means on any date, the ratio of (A) the indebtedness (as determined on a consolidated basis without duplication in accordance with GAAP) of the Original Guarantor with respect to the Original Guarantor and its consolidated Subsidiaries at such date minus the aggregate amount of all on-balance sheet loans held for securitisation at such date to (B) the Original Guarantor's Tangible Net Worth at such date.

"Managed Receivables" means on any date and with respect to any person, the sum for such person and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of (a) all on-balance sheet credit card loans and other finance receivables plus (b) all on balance sheet credit card loans and other finance receivables held for securitisation plus (c) all securitised credit card loans and other finance receivables of such person; provided that, as the term "Managed Receivables" is used in the Tier 1 Capital to Managed Receivables Ratio Calculation, clauses (a), (b) and (c) above shall be determined exclusive of securitised, non-revolving finance receivables.

"Net Worth" means on any date the consolidated stockholders' equity of the Original Guarantor and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP.

"Past Due Receivables" means on any date and with respect to any person, (i) with respect to the definition of Delinquency Ratio, Managed Receivables and
(ii) with respect to the definition of Eligible Assets, reported loan receivables, in each case contractually past due 90 days or more plus all other non performing assets Provided however that receivables which are loans, whether or not contractually past due 90 days or more, shall not constitute Past Due Receivables to the extent of any cash balance of the account debtor on such loan on deposit with the creditor (but only to the extent such creditor is entitled under an agreement governing such loan to set-off such cash balances against the obligations of the account debtor under such loan and to the extent such cash balances are not subject to any other set-off or deduction by such creditor or any of its affiliates against a matured obligation owing by such debtor).

"Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

"Subordinated Indebtedness" means at any time and in relation to any person, indebtedness of such person fully subordinated to the indebtedness of the Borrowers under any Finance Document by a subordination agreement in form and substance satisfactory to the Facility Agent or if the lender of such indebtedness is an Affiliate of any Borrower in a form which includes provisions providing for the relevant subordination in an agreed form.

"Tangible Net Worth" means on any date and with respect to any person, the consolidated stockholders' equity of such person and its consolidated Subsidiaries less Intangibles of such person and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP.

"Tier 1 Capital" means on any date and with respect to any person, the amount, for such person and its consolidated Subsidiaries (determined on a consolidated basis) on such date of "Tier 1 Capital", within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented, and in effect from time to time and any replacement thereof).

"Total Assets" means on any date and with respect to any person the amount, for such person, and its consolidated Subsidiaries (determined on a consolidated basis) of "average total consolidated assets" within the meaning given to such term in the Capital Adequacy Guidelines for State Member Banks published by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 208, Appendix A, as amended, modified and supplemented, and in effect from time to time and any replacement thereof).

"Total Capital" means on any date and with respect to any person, the Equity of such person plus Subordinated Indebtedness of such person.

27.4 Accounting Terms All accounting expressions which are not otherwise defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.

28.  Covenants

28.1 Litigation Each Obligor shall promptly give to the Facility Agent notice of all legal or arbitral proceedings, and of all investigations or proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, against or affecting such Obligor or any of its Subsidiaries, except investigations or proceedings (a) as to which there is no reasonable possibility of an adverse determination or (b) that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect.

28.2 Maintenance of Legal Validity Each of the Obligors shall obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under each of the Finance Documents to which it is a party and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of each of the Finance Documents to which it is a party.

28.3 Insurance The Original Guarantor shall procure that each Obligor maintains insurances on and in relation to its business and assets with reputable underwriters or insurance companies against such risks and to such extent as is usual for companies carrying on a business such as that carried on by such Obligor.

28.4 Disposals The Original Guarantor shall ensure that no Obligor shall, without the prior written consent of an Instructing Group, enter into any transaction of merger or consolidation or amalgamation or liquidate, wind-up or dissolve itself or convey, sell, lease, transfer or otherwise dispose of, by one or more transactions or series of transactions (whether related or not), all or substantially all of its revenues or its assets other than by way of a Permitted Disposal.

28.5 Negative Pledge The Original Guarantor shall ensure that no Obligor shall, without the prior written consent of an Instructing Group, create or permit to subsist any encumbrance over all or any of its present or future revenues or assets other than a Permitted Encumbrance.

28.6 Claims Pari Passu Each of the Obligors shall, ensure that at all times the claims of the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the Banks against it under each of the Finance Documents rank at least pari passu with the claims of all its other unsecured creditors save those whose claims are preferred by any bankruptcy, insolvency, liquidation or other similar laws of general application.

28.7 Notification of Events of Default Each of the Obligors shall promptly after becoming aware of the same inform the Facility Agent of the occurrence of any Event of Default or Potential Event of Default and upon receipt of a written request to that effect from the Facility Agent acting reasonably in circumstances which give reasonable grounds for belief that an Event of Default or Potential Event of Default may have occurred, confirm to the Facility Agent that, save as previously notified to the Facility Agent or as notified in such confirmation, no Event of Default or Potential Event of Default has occurred.

28.8 Acceding Guarantors The Original Guarantor shall procure that there is delivered to the Facility Agent, within thirty days of any company which is a wholly-owned Subsidiary (or would be a wholly-owned Subsidiary but for the operation of any applicable law, rule or regulation) of Capital One, F.S.B. or Capital One Bank, becoming a Borrower hereunder pursuant to Clause 42 (Acceding Borrowers) a New Guarantee duly executed by Capital One, F.S.B. or Capital One Bank, as the case may be, together, in each case, with the documents required to accompany any such New Guarantee as specified in the New Guarantee all in a form and substance satisfactory to the Facility Agent.

29.  Events of Default

Each of Clause 29.1 to Clause 29.16 describes circumstances which constitute an Event of Default for the purposes of this Agreement. Clause 29.17 and Clause
29.18 deal with the rights of the Agents and the Banks after the occurrence of an Event of Default.

29.1 Failure to Pay Any of the Obligors fails to pay any sum due from it under any Finance Document at the time, in the currency and in the manner specified therein and such failure is not remedied within five days.

29.2 Cross Default Any financial indebtedness of any member of the Group in excess of an aggregate of US$35,000,000 (or its equivalent in any other currency) is not paid when due, any such financial indebtedness of any member of the Group is declared to be or other-wise becomes due and payable prior to its specified maturity, any commitment for, or underwriting of, any such financial indebtedness of any member of the Group is cancelled or suspended or any creditor or creditors of any member of the Group become entitled to declare any such financial indebtedness of any member of the Group due and payable prior to its specified maturity.

29.3 Misrepresentation Any representation or statement made or deemed to be made by any of the Obligors in any of the Finance Documents to which it is a party or in any notice or other document, certificate or statement delivered by it pursuant hereto is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

29.4 Specific Covenants Any of the Obligors fails duly to perform or comply with any of the obligations expressed to be assumed by it in Clause 26 (Financial Information) or Clause 28 (Covenants) and, if such breach is capable of remedy, such breach has not been remedied within 30 days after notice of such breach has been given by the Facility Agent to the relevant Obligor.

29.5 Financial Condition At any time any of the requirements of Clause 27 (Financial Condition) is not satisfied.

29.6 Other Obligations Any of the Obligors fails duly to perform or comply with any other obligation expressed to be assumed by it in any Finance Document and such failure, if capable of remedy, is not remedied within thirty days after the Facility Agent has given notice thereof to such Obligor.

29.7 Insolvency and Rescheduling Any Obligor is unable to pay its debts as they fall due, commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of or a composition with its creditors.

29.8 Winding-up Any Obligor takes any corporate action or other steps are taken or legal proceedings are started for its winding-up, dissolution, administration or re-organisation or for the appointment of a liquidator, receiver, administrator, administrative receiver, conservator, custodian, trustee or similar officer of it or of all or substantially all of its revenues and assets other than (a) in connection with a solvent reconstruction, the terms of which have been previously approved by the Facility Agent acting on the instructions of an Instructing Group, or (b) a winding up petition which is proved to the satisfaction of the Facility Agent to be frivolous or vexatious and which is, in any event, discharged within 21 days of its presentation.

29.9 Analogous Events Any event occurs which under the laws of any jurisdiction has a similar or analogous effect to any of those events mentioned in Clause
29.7 (Insolvency and Rescheduling), Clause 29.8 (Winding-up) or Clause 29.16 (Judgement Defaults).

29.10 Governmental Intervention  By or under the authority of any government,
(a) the management of the Original Guarantor is wholly or partially displaced or the authority of the Original Guarantor in the conduct of its business is wholly or partially curtailed which is likely to have a Material Adverse Effect or (b) all or a majority of the issued shares of the Original Guarantor or the whole or any part (the book value of which is twenty per cent. or more of the book value of the whole) of its revenues or assets is seized, nationalised, expropriated or compulsorily acquired which is likely to have a Material Adverse Effect.

29.11 Ownership of the Original Guarantor Any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act) of 20% or more of the issued and outstanding shares of voting common stock issued by the Original Guarantor or the Original Guarantor shall at any time fail to own and control, beneficially and of record (free and clear of all encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of voting securities issued by Capital One Bank or the Original Guarantor shall at any time fail to own and control, beneficially and of record (free and clear of all encumbrances), at least 95% of the issued and outstanding shares of capital stock of each class of voting securities issued by Capital One, F.S.B.

29.12 The Group's Business Any Obligor (i) ceases to carry on the business it carries on at the date hereof the cession of which is likely to have a Material Adverse Effect or (ii) enters into any unrelated business the entry into which is likely to have a Material Adverse Effect.

29.13  Repudiation  Any of the Obligors repudiates any Finance Document.

29.14 Illegality At any time it is or becomes unlawful for any of the Obligors to perform or comply with any or all of its obligations under any of the Finance Documents or any of the obligations of any of the Obligors under any of the Finance Documents are not or cease to be legal, valid and binding.

29.15 Performance of Obligations Any Obligor becomes unable to perform any of its obligations under any of the Finance Documents and such inability has a material adverse effect on the ability of any Borrower to perform its payment obligations under any of the Finance Documents.

29.16 Judgement Defaults A final judgment or judgments for the payment of money of US$35,000,000 (or its equivalent in any other currency or currencies) or more in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any Borrower or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the relevant Borrower or Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

29.17 Acceleration and Cancellation Upon the occurrence of an Event of Default and at any time thereafter, the Facility Agent shall if so instructed by an Instructing Group by written notice to the Borrowers:

       (i) declare the Advances to be immediately due and payable (whereupon the same shall become so payable together with accrued interest thereon and any other sums then owed by the relevant Borrower or Borrowers hereunder) or declare the Advances to be due and payable on demand of the Facility Agent; and/or

       (ii) require payment of an amount equal to the aggregate face amount of all outstanding Bills on such date as it may specify in such notice (whereupon the same shall become due and payable on such date) or require the Borrowers to procure that the obligations of each of the Beneficiaries under or in relation to each Bill are promptly reduced to zero or provide 100% cash security in respect thereof; and/or

       (iii) declare that the Facility shall be cancelled, whereupon the same shall be cancelled and the Commitment of each Bank shall be reduced to zero.

29.18 Advances Due on Demand If, pursuant to Clause 29.17 (Acceleration and Cancellation), the Facility Agent declares the Advances to be due and payable on demand of the Facility Agent, then, and at any time thereafter, the Facility Agent may (and, if so instructed by an Instructing Group, shall) by written notice to the Borrowers require repayment of the Advances on such date as it may specify in such notice (whereupon the same shall become due and payable on such date together with accrued interest thereon and any other sums then owed by the relevant Borrower or Borrowers hereunder) or withdraw its declaration with effect from such date as it may specify in such notice.

                                    Part 9

                        DEFAULT INTEREST AND INDEMNITY

30.  Default Interest and Indemnity

30.1 Default Interest Period If any sum due and payable by any of the Obligors under any Finance Document to which it is a party is not paid on the due date therefor in accordance with the provisions of Clause 32 (Payments) or if any sum due and payable by any of the Obligors under any judgment of any court in connection herewith is not paid on the date of such judgment, the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon which the obligation of such Obligor to pay such sum (the balance thereof for the time being unpaid being herein referred to as an "unpaid sum") is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which shall (except as otherwise provided in this Clause 30) be selected by the Sterling Agent or, as the case may be, the Canadian Dollar Agent.

30.2 Default Interest During each such period relating thereto as is mentioned in Clause 30.1 (Default Interest Period) an unpaid sum shall bear interest at the rate per annum which is:

     (i) in respect of any sum denominated in Canadian Dollars the sum from time to time of one per cent. and the Canadian Prime Rate; or

     (ii) in the case of any sum denominated in sterling or any other currency the sum from time to time of one per cent., the Margin (and, in the case of any such sum denominated in sterling, the Associated Costs Rate in respect thereof at such time) and LIBOR on the Quotation Date therefor Provided that:

          (a) if, for any such period, LIBOR cannot be determined, the rate of interest applicable to such unpaid sum shall be the sum from time to time of one per cent. per annum, the Margin (and, in the case of any such sum denominated in sterling, the Associated Costs Rate in respect thereof at such time) and the rate per annum determined by the Sterling Agent to be the arithmetic mean (rounded upwards, if not already such a multiple, to the nearest whole multiple of one-sixteenth of one per cent.) of the rates notified by each Reference Bank to the Sterling Agent before the last day of such period to be those which express as a percentage rate per annum the cost to it of funding from whatever source it may select its portion of such unpaid sum for such period; and

          (b) if such unpaid sum is all or part of an Advance which became due and payable on a day other than the last day of the Term thereof, the first such period applicable thereto shall be of a duration equal to the unexpired portion of that Term and the rate of interest applicable thereto from time to time during such period shall be that which exceeds by one per cent. per annum the rate which would have been applicable to it had it not so fallen due.

30.3 Payment of Default Interest Any interest which shall have accrued under Clause 30.2 (Default Interest) in respect of an unpaid sum shall be due and payable and shall be paid by the Obligor owing such unpaid sum at the end of the period by reference to which it is calculated or on such other date or dates as the relevant Agent may specify by written notice to such Obligor.

30.4 Broken Periods If any Bank or any Agent on its behalf receives or recovers all or any part of an Advance made by such Bank otherwise than on the last day of the Term thereof, the Borrower to whom such Advance was made shall pay to the relevant Agent on demand for account of such Bank an amount equal to the amount (if any) by which (i) the additional interest which would have been payable on the amount so received or recovered had it been received or recovered on the last day of the Term thereof exceeds (ii) the amount of interest which in the opinion of the relevant Agent would have been payable to the relevant Agent on the last day of the Term thereof in respect of a deposit in the currency of the amount so received or recovered equal to the amount so received or recovered placed by it with a prime bank in London or Toronto, as the case may be, for a period starting on the first business day following the date of such receipt or recovery and ending on the last day of the Term thereof.

30.5 Indemnities The Original Guarantor and each Borrower undertakes to indemnify:

     (i) each of the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the Banks and each of their respective officers, directors, employees, agents, and delegates against any cost, claim, loss, expense (including legal fees) or liability (other than any cost, claim, loss, expense or liability incurred as a result of such Agent, Arranger or Bank's own wilful misconduct or gross negligence) together with any VAT thereon, which any of them may reasonably sustain or incur as a consequence of the occurrence of any Event of Default or any default by any of the Obligors in the performance of any of the obligations expressed to be assumed by it in the Finance Documents (or any of them); and

     (ii) each Bank against any loss (other than any loss incurred as a result of such Bank's own wilful misconduct or gross negligence) it may suffer as a result of its funding an Advance requested by any of the Borrowers hereunder but not made by reason of the operation of any one or more of the provisions hereof.

30.5 Unpaid Sums or Advances Any unpaid sum shall (for the purposes of this Clause 30, Clause 21.1 (Changes in Circumstances) and the Sixth Schedule (Associated Costs Rate)) be treated as an advance and accordingly in this Clause 30, Clause 21.1 (Changes in Circumstances) and the Sixth Schedule (Associated Costs Rate) the term "Advance" includes any unpaid sum and "Term", in relation to an unpaid sum, includes each such period relating thereto as is mentioned in Clause 30.1 (Default Interest Periods).

                                    Part 10

                                   PAYMENTS

31.  Currency of Account and Payment

31.1 Currency of Account Sterling is the currency of account and payment in respect of Facility A and Canadian Dollars is the currency of account and payment in respect of Facility B, for each and every sum at any time due from any of the Obligors under each respective Facility and, in connection therewith, in the other Finance Documents Provided that:

     (i) each repayment of an Advance or a part thereof shall be made in the currency in which such Advance is denominated at the time of that repayment;

     (ii) each payment of interest shall be made in the currency in which the sum in respect of which such interest is payable is denominated;

     (iii) each payment in respect of costs and expenses shall be made in the currency in which the same were incurred;

     (iv) each payment pursuant to Clause 18.3 (Tax Indemnity) or Clause 21.1 (Changes in Circumstances) shall be made in the currency specified by the party acting reasonably and claiming thereunder; and

     (v) any amount expressed to be payable in a currency other than sterling and Canadian Dollar shall be paid in that other currency.

31.2 Currency Indemnity If any sum due from any of the Obligors under the Finance Documents or any order or judgment given or made in relation thereto has to be converted from the currency (the "first currency") in which the same is payable thereunder or under such order or judgment into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof against such Obligor, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation thereto, the Original Guarantor shall indemnify and hold harmless each of the persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and
(b) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

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

32.  Payments

32.1 Payments to the Sterling Agent On each date on which any Finance Document requires an amount to be paid by any of the Obligors or any of the Banks under any of the Finance Documents (other than in respect of Facility B or otherwise to the Canadian Dollar Agent), such Obligor or, as the case may be, such Bank shall make the same available to the Sterling Agent:

     (i) where such amount is denominated in sterling, by payment in sterling and in immediately available, freely transferable, cleared funds by CHAPS code 20-00-34 to the Sterling Agent's account number 18291241 with Barclays Bank PLC, London Account CLAD re: Capital One Finance Company (or such other account or bank as the Sterling Agent may have specified for this purpose);

     (ii) where such amount is denominated in any other currency, by payment in such currency for value on the day in question to the Sterling Agent's account number specified for such purpose.

32.2 Payments to the Canadian Dollar Agent On each date on which any Finance Document requires an amount to be paid by any of the Obligors or any of the Banks under any of the Finance Documents in respect of Facility B or otherwise to the Canadian Dollar Agent, such Obligor or, as the case may be, such Bank shall make the same available to the Canadian Dollar Agent:

     (i) where such amount is denominated in Canadian Dollars, by payment in Canadian Dollars for value on the day in question to the Canadian Dollar Agent's account number 1283 - 935 Transit 002 with Toronto Main Branch of Bank of Montreal, First Canadian Place; F/0 Loan Agency/Capital One Inc., Canada (or such other account or bank as the Canadian Dollar Agent may have specified for this purpose);

     (ii) where such amount is denominated in any other currency, by payment in such currency for value on the day in question to the Canadian Dollar Agent's account number specified for such purpose.

32.3 Alternative Payment Arrangements If, at any time, it shall become impracticable (by reason of any action of any governmental authority or any change in law, exchange control regulations or any similar event) for any or all of the Obligors to make any payments hereunder in the manner specified in Clause
32.1 (Payments to the Sterling Agent) or Clause 32.2 (Payments to the Canadian Dollar Agent), then such Obligor may agree with each or any of the Banks alternative arrangements for the payment direct to such Bank of amounts due to such Bank hereunder Provided that, in the absence of any such agreement with any Bank, such

Obligor shall be obliged to make all payments due to such Bank in the manner specified herein. Upon reaching such agreement such Obligor and such Bank shall immediately notify the relevant Agent thereof and shall thereafter promptly notify the relevant Agent of all payments made directly to such Bank.

32.4 Payments by the Sterling Agent and the Canadian Dollar Agent Save as otherwise provided herein, each payment received by the Sterling Agent for the account of another person pursuant to Clause 32.1 (Payments to the Sterling Agent) or, as the case may be, by the Canadian Dollar Agent for the account of another person pursuant to Clause 32.2 (Payments to the Canadian Dollar Agent) shall:

     (i) in the case of a payment received for the account of any Borrower, be made available by the relevant Agent to such Borrower by no later than the time specified in the applicable part of the Fifth Schedule by application:

          (a) first, in or towards payment (on the date, and in the currency and funds, of receipt) of any amount then due from such Borrower hereunder to the person from whom the amount was so received or in or towards the purchase at such Agent's spot rate then prevailing of any amount of any currency to be so applied; and

          (b) secondly, in or towards payment for value the same day to such account with such bank in the principal financial centre of the country of the currency of such payment as such Borrower shall have previously notified to such Agent for this purpose, but nothing in this Clause 32.4(i) shall constitute an encumbrance, and

     (ii) in the case of any other payment, be made available by the relevant Agent to the person for whose account such payment was received (in the case of a Bank, for the account of the Facility Office) for value the same day by transfer to such account of such person with such bank in the principal financial centre of the country of the currency of such payment as such person shall have previously notified to such Agent.

32.5 No Set-off All payments required to be made by any of the Obligors under the Finance Documents shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

32.6 Interest Act (Canada) For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever interest to be paid hereunder or in connection herewith is to be calculated on the basis of a year of 365 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either 365 or such other period of time, as the case may be. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principal of deemed reinvestment of interest does not apply to any Interest calculation under this Agreement.

32.7 Suspense Accounts Where and for so long as reasonably deemed necessary by the Sterling Agent or, as the case may be, the Canadian Dollar Agent or any Bank for the purpose of maximising its recoveries in any winding-up, dissolution or administration then taking place or reasonably likely to occur, all moneys received, recovered or realised by a Bank by virtue of the Guarantee may, in that Bank's discretion, be credited to a suspense or impersonal account and may be held in such account for so long as such Bank thinks reasonably fit pending the application from time to time (as such Bank may think fit) of such moneys in or towards the payment and discharge of any amounts owing by any of the Obligors to such Bank hereunder.

32.8 Clawback Where a sum is to be paid hereunder to the Sterling Agent or, as the case may be, the Canadian Dollar Agent for account of another person, such Agent shall not be obliged to make the same available to that other person or to enter into or perform any exchange contract in connection therewith until it has been able to establish to its satisfaction that it has actually received such sum, but if it does make such payment and it proves to be the case that it had not actually received such sum, then the person to whom such sum or the proceeds of such exchange contract was so made available shall on request refund the same to such Agent together with an amount sufficient to indemnify such Agent against any cost or loss (other than any cost or loss incurred as a result of such Agent's own wilful misconduct or gross negligence) it may have suffered or incurred by reason of its having paid out such sum or the proceeds of such exchange contract prior to its having received such sum. The relevant Agent may not request any Borrower to refund any sum made available to it by such Agent except to the extent that such Agent has still not received that sum from the Bank(s) in question by close of business in the principal financial centre of the country of the currency to be paid (or, if there is more than one such centre, one of those centres as reasonably selected by such Agent) on the second business day after the date on which such Agent made that sum available to such Borrower.

32.9 Non-Business Days In the event that any payment required to be made under any Finance Document falls to be made on a day which is not a business day it shall be made on the next business day.

33.  Set-Off

Each of the Obligors authorises each Bank to apply any credit balance to which such Obligor is entitled on any account of such Obligor with that Bank in satisfaction of any sum due and payable from such Obligor to such Bank hereunder but unpaid; for this purpose, each Bank is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application. No Bank shall be obliged to exercise any right given to it by this Clause 33. Nothing in this Clause 33 shall constitute an encumbrance.

34.  Redistribution of Payments

34.1 Sharing Subject to Clause 34.3 (Recoveries through Legal Proceedings), if, at any time, the proportion which any Bank (a "Recovering Bank") has received or recovered, determined by reference to the Sterling Amount thereof on the date of receipt or recovery, (whether by payment, the exercise of a right of set-off or combination of accounts or otherwise) in respect of its portion of the Sterling Amount (determined on the due date therefor) of any payment (a "relevant payment") to be made under any Finance Document by any of the Obligors for account of such Recovering Bank and one or more other Banks in relation to the same Facility is greater (the portion of such receipt or recovery giving rise to such excess proportion being herein called an "excess amount") than the proportion thereof so received or recovered by the Bank or Banks so receiving or recovering the smallest proportion thereof, then:

     (i) such Recovering Bank shall pay to the Sterling Agent an amount equal to such excess amount;

     (ii) there shall thereupon fall due from such Obligor to such Recovering Bank an amount equal to the amount paid out by such Recovering Bank pursuant to paragraph (i) above, the amount so due being, for the purposes hereof, treated as if it were an unpaid part of such Recovering Bank's portion of such relevant payment; and

     (iii) the Sterling Agent shall treat the amount received by it from such Recovering Bank pursuant to paragraph (i) above as if such amount had been received by it from such Obligor in respect of such relevant payment and shall pay the same to the persons entitled thereto (including such Recovering Bank) pro rata to their respective entitlements thereto in relation to the same Facility,

Provided that to the extent that any excess amount is attributable to a payment to a Bank pursuant to Clause 32.4(i)(a) (Payments by the Sterling Agent and the Canadian Dollar Agent) such portion of such excess amount as is so attributable shall not be required to be shared pursuant hereto.

34.2 Repayable Recoveries If any sum (a "relevant sum") received or recovered by a Recovering Bank in respect of any amount owing to it by any of the Obligors becomes repayable and is repaid by such Recovering Bank, then:

     (i) each Bank which has received a share of such relevant sum by reason of the implementation of Clause 34.1 (Sharing) shall, upon request of the Sterling Agent, pay to the Sterling Agent for account of such Recovering Bank an amount equal to its share of such relevant sum; and

     (ii) there shall thereupon fall due from such Obligor to each such Bank an amount equal to the amount paid out by it pursuant to paragraph (i) above, the amount so due being, for the purposes hereof, treated as if it were the sum payable to such Bank against which such Bank's share of such relevant sum was applied.

34.3 Recoveries through Legal Proceedings If any Bank shall commence any action or proceeding in any court to enforce its rights hereunder after consultation with the other Banks and with the consent of an Instructing Group (such consent not to be unreasonably withheld) and, as a result thereof or in connection therewith, shall receive any excess amount (as defined in Clause 34.1 (Sharing)), then such Bank shall not be required to share any portion of such excess amount with any Bank which has the legal right to, but does not, join in such action or proceeding or commence and diligently prosecute a separate action or proceeding to enforce its rights in another court.

                                    Part 11

                           FEES, COSTS AND EXPENSES

35.  Fees

35.1 Commitment Commission COFC shall pay to the Sterling Agent for account of each Tranche A Bank a commitment commission on the amount of such Bank's Available Tranche A Commitment, and COI shall pay to the Canadian Dollar Agent for account of each Tranche B Bank a commitment commission on the amount of such Bank's Available Tranche B Commitment, from day to day during the period beginning on the date hereof and ending on the Termination Date, such commitment commission to be calculated at the rate to be determined in accordance with Clause 35.2 (Determination of Rate of Commitment Commission) and payable in arrear on 29 September 1997 and thereafter on the last day of each successive period of three months the first of which starts on 30 September 1997 and each of which ends during such period and on the Termination Date.

35.2 Determination of Rate of Commitment Commission At any time when a commitment commission is to be calculated pursuant to Clause 35.1 (Commitment Commission), the rate at which such commission is to be calculated shall be the rate set out in the table below under the heading which sets out the Relevant Ratings at such time of the Original Guarantor, any Acceding Guarantors and the Borrowers party hereto at such time:


================================================================================

  Relevant Ratings        A-     BBB+     BBB     BBB-     BB+     Less-than BB+
                          and    and      and     and      and          and
                          A3     Baa1     Baa2    Baa3     Ba1          Ba1
--------------------------------------------------------------------------------
commitment commission     0.10   0.125    0.15    0.175    0.225        0.35
(per cent. per annum)
================================================================================

35.3 Agency Fees COFC shall pay to the Sterling Agent and COI shall pay to the Canadian Dollar Agent, each for its own account, the agency fees specified in the letter of even date herewith from the relevant Agent to COFC or, as the case may be, COI at the times, and in the amounts, specified in such letter.

35.4 Arrangement Fee The Original Borrowers shall pay to Chase Manhattan plc the arrangement fee specified in the letter of even date herewith from Chase Manhattan plc to the Original Borrowers at the times, and in the amounts, specified in such letter.

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

35.5 Underwriting Fees The Original Borrowers shall pay to the Sterling Agent for the account of Bank of Montreal, BZW and Deutsche Bank AG London (the "Specified Arrangers") the underwriting fees specified in the letter of even date herewith from the Specified Arrangers to the Original Borrowers at the times, and the amounts, specified in that letter.

35.6 Participation Fees COFC and COI shall pay to the Facility Agent, in each case for its own account and for the account of the Banks, the participation fees specified in the letter of even date herewith from the Facility Agent to the Original Borrowers at the times, and in the amounts, specified in such letter.

36.  Costs and Expenses

36.1 Costs and Expenses The Borrowers shall, from time to time on demand of the Facility Agent, reimburse each of the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, and each of the Arrangers for all reasonable out-of-pocket costs and expenses (including legal fees) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of the Finance Documents and the completion of the transactions therein contemplated except, for the avoidance of doubt, in relation to any transfer or assignment by any Bank of its rights or obligations hereunder.

36.2 Preservations and Enforcement of Rights The Borrowers shall, from time to time on demand of the Facility Agent, reimburse the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the Banks for all costs and expenses (including legal fees) together with any VAT thereon reasonably incurred in or in connection with the preservation and/or enforcement of any of their rights under any of the Finance Documents except, for the avoidance of doubt, in relation to any transfer or assignment by any Bank or its rights or obligations hereunder.

36.3 Stamp Tares The Borrowers shall pay all stamp, registration and other taxes to which any of the Finance Documents or any judgment given in connection therewith is or at any time may be subject and shall, from time to time on demand of the Facility Agent, indemnify the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the Banks against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

36.4 Banks' Liabilities for Costs If any Borrower fails to perform any of its obligations under this Clause 36, each Bank shall, in its Proportion, indemnify the Facility Agent, the Sterling Agent, the Canadian Dollar Agent and the Arrangers against any loss incurred by any of them as a result of such failure, and the Original Guarantor shall forthwith reimburse each Bank for any payment made by it pursuant to this Clause 36.4.

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

36.5 Waivers and Consents The Borrowers shall, from time to time on demand of the Facility Agent (and without prejudice to the provisions of Clause 36.2 (Preservations and Enforcements of Rights) and Clause 44.2 (Amendment Costs) compensate the Facility Agent for all reasonable costs, and expenses (including telephone, fax, copying and travel costs) incurred by the Facility Agent in connection with its taking such action as it may deem appropriate in complying with any instructions from an Instructing Group or any request by any Obligor in connection with:

     (a) the granting or proposed granting of any waiver or consent requested hereunder by any Obligor;

     (b)  any actual breach by any Obligor of its obligations hereunder;

     (c) the occurrence of any event which is an Event of Default or a Potential Event of Default; or

     (d)  any amendment or proposed amendment hereto requested by any Obligor.

                                    Part 12

                               AGENCY PROVISIONS

37. The Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the Banks

37.1 Appointment of Agents Each Arranger and each Bank hereby appoints each of the Facility Agent, the Sterling Agent and the Canadian Dollar Agent to act as their agent in connection with the Finance Documents and authorises each such Agent to exercise such rights, powers, authorities and, discretions as are specifically delegated to each such Agent by the terms of any of the Finance Documents together with all such rights, powers, authorities and discretions as are reasonably incidental thereto.

37.2 Agents' Discretions  Each Agent may:

     (i)   assume that:

           (a) any representation made by any of the Obligors in connection with any of the Finance Documents is true;

           (b)  no Event of Default or Potential Event of Default has occurred;

           (c) none of the Obligors is in breach of or default under its obligations under any of the Finance Documents; and

           (d) any right, power, authority or discretion vested in any of the Finance Documents upon an Instructing Group, the Banks or any other person or group of persons has not been exercised,

           unless it has, in its capacity as agent for the Banks, received notice to the contrary from any other party hereto;

     (ii) assume that the Facility Office of each Tranche A Bank and each Tranche B Bank is that identified with its signature below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) until it has received from such Bank a notice designating some other office of such Bank to replace its Facility Office and act upon any such notice until the same is superseded by a further such notice;

     (iii) engage and pay for the advice or services of any lawyers, accountants, surveyors or other experts whose advice or services may to it seem necessary, expedient or desirable and rely upon any advice so obtained;

     (iv) rely as to any matters of fact which might reasonably be expected to be within the knowledge of any of the Obligors upon a certificate signed by or on behalf of such Obligor;

     (v)   rely upon any communication or document believed by it to be genuine;

     (vi) refrain from exercising any right, power or discretion vested in it as agent under any of the Finance Documents unless and until instructed by an Instructing Group as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised; and

     (vii) refrain from acting in accordance with any instructions of an Instructing Group to begin any legal action or proceeding arising out of or in connection with any of the Finance Documents until it shall have received such security as it may require (whether by way of payment in advance or otherwise) for all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which it will or may expend or incur in complying with such instructions.

37.3 Agents' Obligations  Each Agent shall:

     (i) promptly inform each Bank of the contents of any notice or document received by it in its capacity as agent from any of the Obligors hereunder;

     (ii) promptly notify each Bank of the occurrence of any Event of Default or any default by any of the Obligors in the due performance of or compliance with its obligations under any of the Finance Documents of which such Agent has notice from any other party hereto;

     (iii) save as otherwise provided herein, act in accordance with any instructions given to it by an Instructing Group, which instructions shall be binding on all of the Arrangers, the Agents and the Banks; and

     (iv) if so instructed by an Instructing Group, refrain from exercising any right, power or discretion vested in it as Agent under any of the Finance Documents.

37.4 Excluded Obligations Notwithstanding anything to the contrary expressed or implied herein, no Agent nor any of the Arrangers shall:

     (i)   be bound to enquire as to:

           (a) whether or not any representation made by any of the Obligors in connection with any of the Finance Documents is true;

           (b) the occurrence or otherwise of any Event of Default or Potential Event of Default;

           (c) the performance by any of the Obligors of its obligations under any of the Finance Documents; or

           (d) any breach of or default by any of the Obligors of or under its obligations under any Finance Document;

     (ii) be bound to account to any Bank for any sum or the profit element of any sum received by it for its own account;

     (iii) be bound to disclose to any other person any information relating to any member of the Group if such disclosure would or might in its opinion constitute a breach of any law or regulation or be otherwise actionable at the suit of any person; or

     (iv) be under any fiduciary duty towards any Bank or a Borrower or an Obligor or under any obligations other than those for which express provision is made in any of the Finance Documents.

37.5 Indemnification Each Bank shall, in its Proportion, from time to time on demand by any Agent, indemnify such Agent, against any and all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which such Agent may incur, otherwise than by reason of its own negligence or wilful misconduct, in acting in its capacity as agent under the Finance Documents.

37.6 Exclusion of Liabilities Neither the Agents and the Arrangers nor any of them accepts any responsibility for the accuracy and/or completeness of the Information Memorandum or any other information supplied by any of the Obligors in connection herewith or for the legality, validity, effectiveness, adequacy or enforceability of any of the Finance Documents and neither the Agents and the Arrangers nor any of them shall be under any liability as a result of taking or omitting to take any action in relation to any of the Finance Documents, save in the case of negligence or wilful misconduct.

37.7 No Actions Each of the Banks agrees that it will not assert or seek to assert against any director, officer or employee of any Agent or any Arranger any claim it might have against any of them in respect of the matters referred to in Clause 37.6 (Exclusion of Liabilities).

37.8 Business with the Group Each of the Agents and each of the Arrangers may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

37.9 Resignation Any Agent may resign its appointment hereunder at any time without assigning any reason therefor by giving not less than thirty days' prior written notice to that effect to each of the other parties hereto Provided that no such resignation shall be effective until a successor for such Agent is appointed in accordance with the succeeding provisions of this Clause 37.

37.10 Successor Agent If any Agent gives notice of its resignation pursuant to Clause 37.9 (Resignation), then any reputable and experienced bank or other financial institution (approved by an Instructing Group and the Original Guarantor) in the same jurisdiction may be appointed as a successor to such Agent by an Instructing Group during the period of such notice but, if no such successor is so appointed, such Agent may itself appoint such a successor approved by the Original Guarantor.

37.11 Rights and Obligations If a successor to any Agent is appointed under the provisions of Clause 37. 10 (Successor Agent), then (i) the retiring Agent shall be discharged from any further obligation hereunder but shall remain entitled to the benefit of the provisions of this Clause 37 and (ii) its successor and each of the other parties hereto shall have the same rights and obligations amongst themselves as they would have had if such successor had been a party hereto.

37.12 Own Responsibility It is understood and agreed by each Bank that it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of each member of the Group and, accordingly, each Bank warrants to each of the Agents and the Arrangers that it has not relied on and will not hereafter rely on the Agents and the Arrangers nor any of them:

      (i) to check or enquire on its behalf into the adequacy, accuracy or completeness of any information provided by any of the Obligors in connection with any of the Finance Documents or the transactions herein contemplated (whether or not such information has been or is hereafter circulated to such Bank by the Agents and the Arrangers or any of them); or

      (ii) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any member of the Group.

37.13 Agency Division Separate In acting as Agent and/or Arranger for the Banks, the agency division of each Agent and each Arranger shall be treated as a separate entity from any other of its divisions or departments and, notwithstanding the foregoing provisions of this Clause 37, in the event that any Agent or, as the case may be, any Arranger should act for any member of the Group in any capacity in relation to any other matter, any information given by such member of the Group to such Agent or, as the case may be, such Arranger in such other capacity may be treated as confidential by such Agent or, as the case may be, such Arranger.

                                    Part 13

                          ASSIGNMENT'S AND TRANSFERS

38.  Benefit of Agreement

This Agreement shall be binding upon and enure to the benefit of each party hereto and its or any subsequent successors and permitted Transferees and assigns.

39.  Assignments and Transfers by the Obligors

None of the Obligors shall be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder except in accordance with Clause 42 (Acceding Borrowers).

40.  Assignments and Transfers by Banks

40.1 Assignments and Transfers Any Bank may assign all or any of its rights and benefits hereunder or transfer in accordance with Clause 40.3 (Transfers by Banks) all or any of its rights, benefits and obligations hereunder or transfer its Facility Office Provided that:

     (i) (save in the case of an assignment of rights and benefits to any Affiliate of such Bank) no such assignment or transfer may be of an amount of less than ,3,000,000 (in the case of transfers or assignments in relation to Tranche A) or C$5,000,000 (in the case of transfers or assignments in relation to Tranche B) or may be made without the prior written consent of the Borrowers such consent not to be unreasonably withheld or delayed (and, for the avoidance of doubt, it shall not be unreasonable for the Borrowers to withhold or delay their consent in the case of an assignment of rights and benefits to any proposed assignee whose long-term debt obligations are then rated below Baa3 by Moody's Investors Service, Inc. or below BBB- by Standard & Poor's Ratings Services); and

     (ii) any Tranche A1 Bank which has agreed pursuant to Clause 2 (The Facilities) to an increase in its Available Tranche B1 Commitments in its capacity as Tranche B1 Bank and any Tranche B1 Bank which has agreed pursuant to Clause 2 (The Facilities) to an increase in its Available Tranche A1 Commitments in its capacity as Tranche A1 Bank must, at the same time as it transfers all or any portion of its Tranche A1 Commitment or, as the case may be, its Tranche B1 Commitment transfer a pro rata portion of its Tranche B1 Commitment or, as the case may be, its Tranche A1 Commitment, in each case to the same transferee. Notwithstanding the foregoing, no consent from any Obligor shall be required with respect to any such assignment or transfer at any time after any notice has been delivered pursuant to Clause 29.17 (Acceleration and Cancellation).

40.2 Assignments by Banks If any Bank assigns all or any of its rights and benefits hereunder in accordance with Clause 40.1 (Assignments and Transfers), then, unless and until the assignee has agreed with the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the other Banks that it shall be under the same obligations towards each of them as it would have been under if it had been an original party hereto as a Bank, the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the other Banks shall not be obliged to recognise such assignee as having the rights against each of them which it would have had if it had been such a party hereto.

40.3 Transfers by Banks If any Bank wishes to transfer all or any of its rights, benefits and/or obligations hereunder as contemplated in Clause 40.1 (Assignments and Transfers), then such transfer may be effected by the delivery to the Facility Agent of a duly completed and duly executed Transfer Certificate in which event, on the later of the Transfer Date specified in such Transfer Certificate and the fifth business day after (or such earlier business day endorsed by the Facility Agent on such Transfer Certificate falling on or after) the date of delivery of such Transfer Certificate to the Facility Agent:

     (i) to the extent that in such Transfer Certificate the Bank party thereto seeks to transfer its rights, benefits and obligations hereunder, each of the Obligors and such Bank shall be released from further obligations towards one another hereunder and their respective rights against one another shall be cancelled (such rights, benefits and obligations being referred to in this Clause
           40.3 as "discharged rights and obligations");

     (ii) each of the Obligors and the Transferee party thereto shall assume obligations towards one another and/or acquire rights against one another which differ from such discharged rights and obligations only insofar as such Obligor and such Transferee have assumed and/or acquired the same in place of such Obligor and such Bank; and

     (iii) the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers, such Transferee and the other Banks shall acquire the same rights and benefits and assume the same obligations between themselves as they would have acquired and assumed had such Transferee been an original party hereto as a Bank with the rights, benefits and/or obligations acquired or assumed by it as a result of such transfer.

40.4 Transfer Fees On the date upon which a transfer takes effect pursuant to Clause 40.3 (Transfers by Banks), the Transferee in respect of such transfer shall pay to the Facility Agent for its own account a transfer fee of (Pounds)750.

41.  Disclosure of Information

Any Bank may, disclose to any actual or potential assignee or Transferee or to any sub-participant in relation to any of the Finance Documents such information about the Obligors and the Group as such Bank shall consider appropriate Provided that, prior to the disclosure of such information it has obtained a duly completed confidentiality undertaking (substantially in the form set out in the Tenth Schedule (Form of Confidentiality Undertaking)) from such potential assignee, Transferee or sub-participant.

                                    Part 14

                                 MISCELLANEOUS

42.  Acceding Borrowers and Transferee Borrowers

42.1 Delivery of Borrower Accession Memorandum If the Facility Agent has confirmed to the Borrowers that the conditions set forth in the Third Schedule (Condition Precedent Documents) have been satisfied and no Event of Default or Potential Event of Default has occurred (which has not been remedied or waived pursuant to Clause 44 (Amendments and Waivers)) the Borrowers may request that any Subsidiary of the Original Guarantor become an Acceding Borrower for the purposes of utilising the Facility by delivering, or procuring the delivery to, the Facility Agent of a Borrower Accession Memorandum duly executed by the Original Guarantor and such Subsidiary.

42.2 Conditions to Becoming a Borrower Upon delivery of a Borrower Accession Memorandum, the Acceding Borrower shall, subject to the terms and conditions of this Agreement, acquire all the rights and assume all the obligations of a Borrower hereunder Provided that:

     (i) in the case of any such Borrower which is not Capital One, F.S.B. or Capital One Bank or a wholly-owned Subsidiary of Capital One, F.S.B. or Capital One Bank, the Facility Agent (acting on the instructions of an Instructing Group) has notified the Original Guarantor that it agrees to the choice of such Borrower; and

     (ii) the Facility Agent has confirmed to the Original Guarantor that it has received, in a form satisfactory to it, all the documents set out in the Eighth Schedule (Documents to Accompany Borrower Accession Memorandum and Borrower Transfer Certificate).

42.3 Assignments and Transfers Subject to the terms and conditions of this Agreement and to the provisos set out in Clause 42.2(i) and (ii) (Conditions to Becoming a Borrower) any Borrower may assign all or any of its rights and benefits hereunder or transfer in accordance with Clause 42.5 (Transfers by Borrowers) all or any of its rights, benefits and obligations hereunder to any Subsidiary of the Original Guarantor.

42.4 Assignments by Borrowers If any Borrower assigns all or any of its rights and benefits hereunder in accordance with Clause 42.3 (Assignments and Transfers), then, unless and until the assignee has agreed with the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers, the Banks and the other Obligors that it shall be under the same obligations towards each of them as it would have been under if it had been an original party

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hereto as a Borrower and if the conditions in Clause 42.3 (Assignments and
Transfers) are satisfied, the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers, the Banks and the other Borrowers shall not be obliged to recognise such assignee as having the rights against each of them which it would have had if it had been such a party hereto.

42.5 Transfers by Borrowers If any Borrower wishes to transfer all or any of its rights, benefits and/or obligations hereunder as contemplated in Clause 42.3 (Assignments and Transfers), then such transfer may be effected by the delivery to the Facility Agent of a duly completed and duly executed Borrower Transfer Certificate in which event, on the Transfer Date specified in such Borrower Transfer Certificate and if the conditions in Clause 42.3 (Assignments and Transfers) are satisfied, then

     (a) to the extent that in such Borrower Transfer Certificate the Borrower party thereto seeks to transfer its rights, benefits and obligations hereunder, each of the Beneficiaries and such Obligor shall be released from further obligations towards one another hereunder and their respective rights against one another shall be cancelled (such rights, benefits and obligations being referred to in this Clause 42.5 as "discharged lights and obligations");

     (b) each of the Beneficiaries and the Borrower Transferee party thereto shall assume obligations towards one another and/or acquire rights against one another which differ from such discharged rights and obligations only insofar as such Beneficiaries and such Borrower Transferee have assumed and/or acquired the same in place of such Beneficiaries and such Borrower; and

     (c) the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers, such Borrower Transferee, the Banks and the other Borrowers shall acquire the same rights and benefits and assume the same obligations between themselves as they would have acquired and assumed had such Borrower Transferee been an original party hereto as a Borrower with the rights, benefits and/or obligations acquired or assumed by it as a result of such transfer.

43.  Calculations and Evidence of Debt

43.1 Basis of Accrual Subject to Clause 32.6 (Interest Act (Canada)), interest and commitment commission shall accrue from day to day and shall be calculated on the basis of a year of 365 days (or, in any case where market practice differs, in accordance with market practice) and the actual number of days elapsed. The stamping fee in respect of any Bill shall be calculated on the basis of a year of 365 days and the actual number of days in the Tenor thereof. Each rate of interest stipulated as an annual rate of interest pursuant to any Finance Document which is calculated with reference to a period (the "deemed interest period") that is less than the actual number of days in the calendar year of calculation is, for the purposes of disclosure required pursuant to the Interest Act (Canada), equivalent to such annual rate

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multiplied by the actual number of days in the calendar year of calculation and divided by the number of days in the deemed interest period,

43.2 Quotations If on any occasion a Reference Bank or Bank fails to supply an Agent with a quotation required of it under the foregoing provisions of this Agreement, the rate for which such quotation was required shall be determined from those quotations which are supplied to such Agent.

43.3 Evidence of Debt Each Bank shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder.

43.4 Control Accounts The Facility Agent shall maintain on its books a control account or accounts in which shall be recorded (i) the amount of any Advance made or arising hereunder and the face amount of any Bill accepted and, in each case, the name of the Bank to which such sum relates, (ii) the amount of all principal, interest and other sums due or to become due from any of the Obligors to any of the Banks hereunder and each Bank's share therein and (iii) the amount of any sum received or recovered by the Facility Agent hereunder and each Bank's share therein.

43.5 Prima Facie Evidence In any legal action or proceeding arising out of or in connection with any of the Finance Documents, the entries made in the accounts maintained pursuant to Clauses 43.3 (Evidence of Debt) and 43.4 (Control Account) shall be prima facie evidence of the existence and amounts of the obligations of the Obligors therein recorded.

43.6 Certificates of Banks A certificate of a Bank as to (i) the amount by which a sum payable to it hereunder is to be increased under Clause 18.1 (Tax Gross-Up) or (ii) the amount for the time being required to indemnify it against any such cost, payment or liability as is mentioned in Clause 18.3 (Tax Indemnity) or 21.1 (Changes in Circumstances) shall, in the absence of manifest error, be conclusive for the purposes of any of the Finance Documents and prima facie evidence in any legal action or proceeding arising out of or in connection with any of the Finance Documents.

43.7 Agents' Certificates A certificate of an Agent as to the amount at any time due from any Borrower hereunder or the amount which, but for any of the obligations of any Borrower hereunder being or becoming void, voidable, unenforceable or ineffective, at any time would have been due from such Borrower hereunder shall, in the absence of manifest error, be conclusive for the purposes of any of the Finance Documents.

44.  Amendments and Waivers

44.1 Amendments and Waivers Save as otherwise provided herein, any provision of any of the Finance Documents may be amended or supplemented only if the Borrowers, the Original Guarantor and an Instructing Group so agree in writing and any Event of Default, Potential

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Event of Default, provision or breach of any provision of any of the Finance
Documents may be waived by an Instructing Group before or after it occurs but:

Provided that:

     (i) no such waiver or amendment shall subject any party hereto to any new or additional obligations without the consent of such party;

     (ii) without the prior written consent of all the Banks, no such amendment or waiver shall:

          (a) amend or waive any provision of Clause 34 (Redistribution of Proceeds) or this Clause 44;

          (b) reduce the proportion of any amount received or recovered (whether by way of set-off, combination of accounts or otherwise) in respect of any amount due from any of the Obligors under any of the Finance Documents to which any Beneficiary is entitled;

          (c) change the principal amount of or currency of any Advance, or defer the term of the Facility or the Term of any Advance or the Tenor of any Bill;

          (d) change the Margin, Stamping Fee Rate, change the amount or currency or defer the date for any payment of interest, commitment commission, fees or any other amount payable hereunder to all or any of the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the Banks under any of the Finance Documents;

          (e) amend the definition of Instructing Group, Event of Default, Permitted Encumbrance, Potential Event of Default, Termination Date, encumbrance or financial indebtedness;

          (f) amend or waive any of the provisions of Clause 27 (Financial Condition);

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           (g)  waive, in relation to any Utilisation Request, the conditions set out in Clause 8.4(ii) (Acceptance of Bills) and Clause 12(ii) (Making of Advances under Facility A and Facility B) if
                (i) an Event of Default or Potential Event of Default which related to Clause 25 (Representations), Clause 27 (Financial Condition) or Clause 28.5 (Negative Pledge) has occurred and is continuing (ii) and the Outstandings (or any Bank's portion of the Outstandings) hereunder would increase as a result of such Utilisation;

           (h) amend or waive any provision which contemplates the need for the consent or approval of all the Banks; or

           (i) release the Guarantee or amend or waive any material provision of the Guarantee; and

     (iii) notwithstanding any other provisions hereof, the Facility Agent shall not be obliged to agree to any such amendment or waiver if the same would:

           (a) amend or waive any provision of this Clause 44, Clause 36 (Costs and Expenses) or Part 12 (Agency Provisions); or

           (b) otherwise amend or waive any of the Facility Agent's rights under any of the Finance Documents or subject the Facility Agent, the Sterling Agent, the Canadian Dollar Agent or the Arrangers to any additional obligations thereunder.

44.2 Amendment Costs If any Obligor requests any amendment, supplement, modification or waiver in accordance with Clause 44.1 (Amendments and Waivers) then that Obligor shall within five business days of demand of the Facility Agent, reimburse the Facility Agent for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by the Facility Agent in the negotiation, preparation and execution of any written instrument contemplated by Clause 44.1 (Amendments and Waivers).

45.  Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of the Facility Agent, the Sterling Agent, the Canadian Dollar Agent, the Arrangers and the Banks or any of them, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

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46.  Partial Invalidity

If, at any time, any provision of any Finance Document is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of the Finance Documents nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

47.  Notices

47.1 Communications in writing Each communication to be made under any Finance Document shall, unless otherwise stated, be made in writing but, unless otherwise stated, may be made by fax, telex or letter.

47.2 Delivery Any communication or document to be made or delivered by one person to another pursuant to any of the Finance Documents shall (unless that other person has by fifteen days' written notice to the Facility Agent specified another address) be made or delivered to that other person at the address identified with its signature below (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) (or, in the case of an Acceding Borrower or an Acceding Guarantor, in the Borrower Accession Memorandum or, as the case may be, the New Guarantee to which it is a party) and shall be deemed to have been made or delivered when despatched and the appropriate answerback received (in the case of any communication made by telex) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address or (in the case of any communication made by fax) transmission has been completed and, in the case of an Agent, when received by the department or officer identified with such Agent's signature below (or such other department or officer as such Agent shall from time to time specify for this purpose).

47.3 English language Each communication and document made or delivered by one party to another pursuant to any of the Finance Documents shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

47.4 Notices Effective Each communication or document to be made or delivered to any Obligor hereunder shall be effective if made or delivered to the Original Guarantor.

48.  Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

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49.  European Monetary Union

49.1 Definitions In this Clause 49:

"commencement of the third stage of EMU" means commencement of the third stage of EMU or circumstances which (in the opinion of an Instructing Group) have substantially the same effect and result in substantially the same consequences as the third stage of EMU as contemplated by the Treaty establishing the European Community;

"EMU" means Economic and Monetary Union as contemplated in the Treaty establishing the European Community;

"EMU legislation" means any legislative measures of the European Council for the introduction of, changeover to or operation of a single currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU;

"euro" means the single currency of participating member states;

"euro unit" means the unit of the single currency of participating member states;

"national currency unit" means the unit of the currency (other than the euro unit) of a participating member state;

"participating member state" means each state which adopts the single currency in accordance with the Treaty establishing the European Community; and

"Treaty establishing the European Community" means the Treaty of Rome of 25 March 1957, as amended by the Single European Act 1986 and the Maastricht Treaty, as amended from time to time.

49.2 Alternative Currencies during Transition Period If and to the extent that any EMU legislation provides that following the commencement of the third stage of EMU an amount denominated either in the euro or in the national currency unit of a participating member state and payable within that participating member state by crediting an account of the creditor can be paid by the debtor either in the euro unit or in that national currency unit, any Borrower otherwise required by the terms hereof to pay or repay an amount under any of the Finance Documents in such national currency unit shall be entitled under this Agreement to pay or repay any such amount either in the euro unit or in such national currency unit.

49.3 Advances during Transition Period If any Advance made (or to be made) on or after the commencement of the third stage of EMU would, but for this provision, be capable of

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being made either in the euro unit or in a national currency unit, such Advance shall be made in the euro unit.

49.4 Business Days With effect on and from the commencement of the third stage of EMU, the definition of business day in Clause 1.2 (Interpretation) shall be amended by the addition thereto (at the end) of the following:

          "and (iii) if such reference relates to a date for the payment or purchase of a sum denominated in the euro unit or in a national currency unit, (1) such clearing or settlement system as is determined by the Facility Agent to be suitable for clearing or settlement of the euro is open for business and (2) banks are generally open for business in such financial centre as is determined by the Facility Agent to be suitable for clearing or settlement of such national currency unit;".

49.5 Payments to the Facility Agent With effect on and from the commencement of the third stage of EMU, Clause 32.1 (Payments to the Sterling Agent) shall be amended by the deletion of the full stop at the end of paragraph (ii) thereof and the addition thereto of the following:

          ";or (iii) where such amount is denominated in the euro unit and payment thereof is to be made in the euro unit, by payment in the euro unit and in immediately available, freely transferable, cleared funds to such account with such bank in such principal financial centre as the Facility Agent shall have specified for this purpose."

and Clause 32.4 (Payments by the Sterling Agent and the Canadian Dollar Agent) shall be amended by the deletion of paragraph (b) thereof and the inclusion in its place of the following:

          "(b) secondly, in or towards payment (on the date, and in the currency and funds, of receipt) to such account with such bank in the principal financial centre of the country of the currency of such payment or, in the case of any amount denominated in the euro unit, by payment to such account of such Borrower in such principal financial centre as in each case such Borrower shall have previously notified to such Agent for this purpose,".

49.6 Rounding and Other Consequential Charges With effect on and from the commencement of the third stage of EMU:

          (a) each reference in this Agreement to a fixed amount or fixed amounts in a national currency unit to be paid to or by the Facility Agent shall be replaced by a reference to such comparable and convenient fixed amount

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               or fixed amounts in the euro unit as the Facility Agent may from time to time specify; and

          (b) save as expressly provided in this Clause 49, each provision of this Agreement shall be subject to such changes of construction as the Facility Agent may from time to time reasonably specify to be necessary to reflect any change of conventions applicable in the euro currency market by reason of the changeover to the euro in participating member states.

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                                    Part 15

                             LAW AND JURISDICTION

50.  Law

This Agreement shall be governed by, and shall be construed in accordance with, English law.

51.  Jurisdiction

51.1 English Courts Each of the parties hereto irrevocably agrees for the benefit of each of the Agents, the Arrangers and the Banks that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with the Finance Documents (respectively "Proceedings" and "Disputes") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

51.2 Appropriate Forum Each of the Obligors irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 51.1 (English Courts) being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

51.3 Service of Process Each of the Obligors agrees that the process by which any Proceedings are begun may be served on it by being delivered in connection with any Proceedings in England, to COFC at 18 Hanover Square, Third Floor, London W1R 9DA or other its principal place of business in England for the time being. If the appointment of the person mentioned in this Clause 51.3 ceases to be effective in respect of any or all of the Obligors, such Obligor or Obligors shall immediately appoint a further person in England to accept service of process on its behalf in England and, failing such appointment within 15 days, the Facility Agent shall be entitled to appoint such a person by notice to such Obligor or Obligors. Nothing contained herein shall affect the right to serve process in any other manner permitted by law.

51.4 Non-exclusive Submissions The submission to the jurisdiction of the courts referred to in Clause 51.1 (English Courts) shall not (and shall not be construed so as to) limit the right of the Agents, the Arrangers and the Banks or any of them to take Proceedings against any of the Obligors in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law,


51.5 Consent to Enforcement Each of the Obligors hereby consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including, without limitation, the making, enforcement or execution against any

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property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such Proceedings.

51.6 Waiver of Immunity To the extent that any of the Obligors may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), such Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction and, in particular, to the intent that in any Proceedings taken in New York the foregoing waiver of immunity shall have effect under and be construed in accordance with the United States Foreign Sovereign Immunities Act of 1976.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

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